INTERNATIONAL PLAZA ASSOCIATES L.P.


                                    Landlord,



                             US WIRELESS DATA, INC.


                                     Tenant.









                                      LEASE






Premises:         750 Lexington Avenue
                  Entire 20th Floor
                  New York, New York 10022

                                TABLE OF CONTENTS

Article                                                                     Page


1.       Premises; Term...................................................... 1
2.       Commencement of Term................................................ 2
3.       Rent................................................................ 2
4.       Use................................................................. 4
5.       Alterations, Fixtures............................................... 5
6.       Repairs............................................................. 7
7.       Floor Load; Noise................................................... 8
8.       Laws, Ordinances, Requirements of Public Authorities................ 9
9.       Insurance.......................................................... 10
10.      Damage by Fire or Other Cause...................................... 12
11.      Assignment, Subletting, Mortgaging................................. 13
12.      No Liability of Landlord and Indemnity by Tenant................... 22
13.      Moving of Heavy Equipment.......................................... 24
14.      Condemnation....................................................... 25
15.      Entry, Right to Change Public Portions of the Building............. 26
16.      Conditional Limitations, Etc....................................... 27
17.      Mechanic's Liens................................................... 32
18.      Landlord's Right to Perform Tenant's Obligations................... 33
19.      Covenant of Quiet Enjoyment........................................ 33
20.      Excavation......................................................... 33
21.      Services and Equipment............................................. 34
22.      Escalation......................................................... 36
23.      Electricity........................................................ 44
24.      Broker............................................................. 46
25.      Subordination and Ground Lease..................................... 46
26.      Estoppel Certificate............................................... 49
27.      Waiver of Jury Trial............................................... 49
28.      Surrender of Premises.............................................. 49
29.      Rules and Regulations.............................................. 50
30.      Successors and Assigns and Definitions............................. 51
31.      Notices............................................................ 52
32.      No Waiver; Entire Agreement........................................ 52
33.      Captions........................................................... 54
34.      Inability to Perform............................................... 54
35.      No Representations by Landlord..................................... 54
36.      Rent Control....................................................... 55
37.      Late Payment Charges............................................... 55
38.      Security Deposit................................................... 56
39.      Landlord's Contribution............................................ 58

Article                                                                     Page


         Testimonium and Signature.......................................... 60
         CERTIFICATE OF ACKNOWLEDGMENT...................................... 61
         SCHEDULE A - Floor Plan............................................ 62
         SCHEDULE B - Description of Land................................... 63
         SCHEDULE C - Rules and Regulations ................................ 65
         SCHEDULE D - Definitions .......................................... 71
         SCHEDULE E - Cleaning Specification................................ 74

     INDENTURE OF LEASE made this 22nd day of May, 2000, between INTERNATIONAL PLAZA ASSOCIATES L.P., a New York limited partnership, having offices at 750 Lexington Avenue, New York, New York 10022 ("Landlord") and US WIRELESS DATA, INC., a California corporation, having an office at 805 Third Avenue, New York, New York 10022 ("Tenant").


                              W I T N E S S E T H :



                                    ARTICLE 1

                                 Premises; Term


     Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the entire 20th floor ("Demised Premises") as shown crosshatched on the floor plan (Schedule A) attached hereto, in the office building known as and by the street number 750 Lexington Avenue, in the Borough of Manhattan, City and State of New York ("Building"), located on the land more particularly described on Schedule C attached hereto ("Land"), upon and subject to the terms, covenants and conditions hereafter set forth.

     TO HAVE AND TO HOLD the Demised Premises unto Tenant for a term commencing on June 1, 2000 (the "Commencement Date") and ending on May 31, 2010 (the "Expiration Date"), or on such earlier date upon which said term may expire or terminate pursuant to any of the conditions or covenants of this Lease or pursuant to law.

     IT IS MUTUALLY COVENANTED AND AGREED between Landlord and Tenant as follows:

                                    ARTICLE 2

                              Commencement of Term


     Section 2.01. The term of this Lease and the payment of minimum rent shall commence on the Commencement Date and Landlord shall deliver possession of the Demised Premises on the Commencement Date vacant and broom clean. Landlord shall have no obligation to perform any work in connection with preparing the Demised Premises for Tenant's occupancy.

     Section 2.02. Tenant has fully inspected the Demised Premises, is familiar with the condition thereof and agrees to accept possession of the same on the Commencement Date in its then "As Is" condition, except as otherwise provided in this Lease.

     Section 2.03. If prior to the Commencement Date, Tenant shall enter the Demised Premises to make any installations, Landlord shall have no liability or obligation for the care or preservation of Tenant's property, unless due to the negligence of Landlord, its employees, agents or contractors.



                                    ARTICLE 3

                                      Rent


     Section 3.01. Tenant shall pay, as rent for the Demised Premises, the following:

          (a) a fixed minimum rent (the "minimum rent") at the following annual rates:

               (i)  $608,400 per annum (or $50,700 per month) for the first five
          (5)  years   following  the   Commencement   Date,   provided  if  the
          Commencement Date is not the first day of a month, then the minimum rent for such month shall be prorated; and

               (ii)  $666,900 per annum (or $55,575 per month) for the last five
          (5) years of the term hereof; and

          (b) all other sums and charges required to be paid by Tenant under the terms of this Lease (including without limitation, the payments required to be made under Article 22), which shall be deemed to be and are sometimes referred to hereafter as additional rent.

     Section 3.02. Notwithstanding the provisions of Section 3.01 hereof, and provided Tenant is not then in default hereunder, Tenant shall be entitled to an abatement of the minimum rent only in the amount of $50,700 per month for each of the 1st, 2nd and 3rd months following the Commencement Date. Tenant acknowledges that the consideration for the aforesaid abatement of minimum rent is Tenant's agreement to perform all of the terms, covenants and conditions of this Lease on its part to be performed. Therefore, if Tenant shall default under any of the monetary terms, covenants and conditions, the aggregate amount of all minimum rent that was abated shall immediately thereafter become due and payable by Tenant to Landlord. In the event of Tenant's failure to pay such aggregate amount to Landlord, Landlord shall be entitled to the same rights and remedies as in the event of Tenant's default in the payment of minimum rent. Except as otherwise expressly set forth herein, Tenant shall be required to pay additional rent and all other sums from and after the Commencement Date.

     Section 3.03. The minimum rent shall be payable in equal monthly installments in advance on the first day of each and every month during the term of this Lease, except that the amount of $50,700 shall be paid upon the execution of this Lease and applied in payment of the minimum rent for the 4th month of the term following the Commencement Date.

     Section 3.04. Tenant shall pay the minimum rent and additional rent in lawful money of the United States which shall be legal tender for the payment of all debts, public and private, at the time of payment Landlord and Tenant agree that, from and after the Commencement Date, Tenant shall pay all minimum rent, additional rent and other amounts now due or hereafter to become due to the Landlord or its agents as provided for in this Lease (as and w hen due) directly to the following lock-box account:

                  International Plaza Associates, L.P.
                  P.O. Box 41040
                  Newark, New Jersey 07101-8007

All rent checks shall be made payable to International Plaza Associates, L.P.

     Section 3.05. The minimum rent and additional rent shall be payable by Tenant without any set-off, abatement or deduction whatsoever and without notice or demand, except as may be otherwise expressly set forth herein.

                                    ARTICLE 4

                                       Use


     Section 4.01. Tenant shall use and occupy the Demised Premises only for administrative, executive and general business office and host computer facility purposes.

     Section 4.02. Notwithstanding the provisions of Section 4.01, Tenant shall not use or allow the use of the Demised Premise or any part thereof for (1) the cooking and/or sale of food, except Tenant may install up to two (2) vending machines for use by Tenant's employees only; (2) storage for purpose of sale and/or sale of any alcoholic beverage in the Demised Premises; (3) storage for and/or sale of any product or material from the Demised Premise (except for vending machines); (4) manufacturing or printing purposes (other than such incidental printing as Tenant may perform in connection with the conduct of its usual operation); (5) conduct of a school or training facility or conduct of any business which results in the presence of the general public; (6) conduct of the business of an employment or executive search or personnel agency; (7) conduct of any public auction, gathering meeting or exhibition; (8) occupancy by a foreign, United States, state municipal or other governmental or quasi-governmental body, agency or department or any authority or other entity which is affiliated therewith or controlled thereby and which has diplomatic or sovereign immunity or the like with respect to a commercial lease; (9) messenger or delivery service (excluding Tenant's own employees); (10) public stenographer or typist; (11) telephone or telegraph agency; (12) a company engaged in the business of renting office(s) or desk space; (13) medical offices or laboratory;
(14) travel agency; (15) dating service; or (16) a restaurant; (17) as a night club, discotheque, arcade or like kind establishments; (18) as a public or quasi-public health facility, radiation treatment facility, methadone clinic or other drug related clinic; abortion clinic, or for any practice conducted in or through the format of a clinic; (19) as a pawn shop; (20) as an off-track betting parlor; (21) as a homeless shelter, soup kitchen or similar use; (22) for the sale or display of pornographic products or services; (23) for the use or storage of flammable liquids or chemicals (unless incidental to permitted use or the cleaning of the Demised Premises by Tenant's employees); (24) as a funeral parlor; (25) for the sale or grooming of pets; or (26) for any form of spiritualist services, such as fortune telling or reading.

     Section 4.03. If any governmental license or permit, other than a Certificate of Occupancy, shall be required for the proper and lawful conduct of Tenant's business in the Demised Premises, or any part thereof, and if failure to secure such license or permit would in any way affect Landlord, Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same for inspection by Landlord. Tenant shall at all times comply with the terms and conditions of each such license or permit. Landlord represents that it has a valid Certificate of Occupancy for the Building and the use set forth in Section 4.01 does not violate the same.

     Section 4.04. Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy, the Demised Premises, or do or permit anything to be done in the Demised Premises, in violation of the Certificate of Occupancy for the Demised Premises or for the Building, and will not permit or cause any act to be done or any condition to exist on the Demised Premises which may be dangerous unless safeguarded as required by law, or which in law constitutes a nuisance, public or private, or which may make void or voidable any insurance then in force covering the Building and building equipment.



                                    ARTICLE 5

                              Alterations, Fixtures

     Section 5.01. Tenant, without Landlord's prior consent, shall make no structural alterations, decorations, installations, additions, or improvements ("work") in or to the Demised Premises including, but not limited to a water cooler, an air-conditioning or cooling system, or any unit or part thereof or other apparatus of like or other nature, paneling, partitions, railings, mezzanine floors, galleries and the like, and then only by contractors or mechanics approved by Landlord. However, subject to Landlord's consent which shall not be unreasonably withheld or delayed, Tenant may make non-structural interior work. All such work shall be done at Tenant's sole expense and at such times and in such manner as Landlord may from time to time designate and in full compliance with all governmental authorities having jurisdiction thereover. Workers' compensation and public liability and property damage insurance, all in amounts and with companies and/or forms reasonable satisfactory to Landlord, shall be provided and at all times maintained by Tenant's contractors engaged in the performance of the work, and before proceeding with the work, certificates o f such insurance shall be furnished to Landlord. If any contractor other than Landlord shall perform any such work, such contractor shall be first approved by Landlord, and as a condition for Landlord's approval, Tenant shall pay to Landlord ten (10%) percent of the cost of such work for supervision, coordination, and other expenses incurred by Landlord in connection therewith. However, such ten (10%) percent charge shall not be applicable to Tenant's initial work in the Demised Premises. Upon completion of the work, Tenant shall deliver to Landlord full scale "as built" plans for the same. Tenant acknowledges that the ICIP Program (as hereinafter defined) may impose requirements with respect to the hiring and training practices, among other matters, of contractors and subcontractors engaged to perform certain work in the Building for Tenant (collectively, herein called "Tenant's Contractors"). Tenant shall use Tenant's Contractors (subject to Landlord's approval) that qualify under the applicable requirements of the ICIP Program for the performance of Tenant's initial work and any subsequent alterations to the Demised Premises and Tenant will require Tenant's Contractors to comply with the provisions of the ICIP Program. If Landlord is notified of any violation of the ICIP Program by Tenant's Contractors, Landlord shall promptly advise Tenant, and Tenant shall take all necessary actions to cure such violations. All work affixed to the realty or if not so affixed but for which Tenant shall have received a credit shall become the property of Landlord and shall remain upon, and be surrendered with, the Demised Premises as a part thereof at the end of the term or any renewal or extension term, as the case may be, without allowance to Tenant or charge to Landlord, unless Landlord elects otherwise on notice to Tenant given at any time prior to or on any termination or expiration of this Lease (but in no event less than thirty (30) days prior thereto) or any renewal or extension thereof. If Landlord shall elect otherwise, then such work or such portion thereof as Landlord shall elect, shall be removed by Tenant's and Tenant shall repair any damage to the portion of the Demised Premises caused by such removal, at Tenant's expense, at or prior to any termination or expiration of this Lease. If any Building facilities or services, including but not limited to air-conditioning and ventilating equipment installed by Landlord, are adversely affected or damage by reason of the work by Tenant, Tenant at its expense, shall repair such damage and shall correct the work so as to prevent any further damage or adverse effect on such facilities or services.

     Section 5.02. Prior to commencing any work requiring Landlord's consent pursuant to the provisions of Section 5.01, Tenant shall furnish to Landlord:

          (a) Plans and specifications for the work. Landlord to respond to the same within twenty (20) days of submission.

          (b) Copies of all governmental permits and authorizations which may be required in connection with such work.

          (c) A certificate evidencing that Tenant (or Tenant's contractor) has procured workmen's compensation insurance covering all persons employed in connection with the work who might assert claims for death or bodily injury against Overlandlord, as defined in Article 25, Landlord, Tenant, or the Building.

          (d) Such additional personal injury and property damage insurance (over and above the insurance required to be carried by Tenant pursuant to the provisions of Section 9.03) as Landlord may reasonably require because of the nature of the work to be done by Tenant.

          (e)  Except  with  respect  to  Tenant's  initial  work  or  any  work thereafter costing less than $75,000.00, a bond or other security satisfactory to Landlord in the amount of one hundred ten (110%) percent of the cost of the work to insure the completion of such work.

     Section 5.03. Where furnished by or at the expense of Tenant all movable property, furniture, furnishings and trade fixtures ("personalty") other than those affixed to the realty shall remain the property of and shall be removed by Tenant on or prior to any termination or expiration of this Lease, and, in the case of damage by reason of such removal, Tenant, at Tenant's expense, promptly shall repair the damage. If Tenant does not remove any such personalty, Landlord, at its election, (a) may cause the personalty to be removed and placed in storage at Tenant's expense or (b) may, following the expiration of ten (10) business days of the Expiration Date, treat the personalty as abandoned and may dispose of the personalty as it sees fit without accounting to Tenant for any proceeds realized upon such disposal.

     Section 5.04. Tenant agrees that the exercise of its rights pursuant to the provisions of this Article 5 shall not be done in a manner which would create any work stoppage, picketing, labor disruption or dispute or violate Landlord's union contracts affecting the Land and/or Building or interfere with the business of Landlord or any Tenant or occupant of the Building. In the event of the occurrence of any condition described above arising from the exercise by Tenant of its right pursuant to the provisions of this Article 5, Tenant shall, immediately upon notice from Landlord, cease the manner of exercise of such right giving rise to such condition. In the event Tenant fails to cease such manner of exercise of its rights as aforesaid, Landlord, in addition to any rights available to it under this Lease and pursuant to law, shall have the right to injunction without notice. With respect to Tenant's work, Tenant shall make all arrangements for, and pay all expenses incurred in connection with, use of the freight elevators servicing the Demised Premises during those hours other than as provided in Section 21.01 (a).



                                    ARTICLE 6

                                     Repairs


     Section 6.01. Tenant shall take good care of the Demised Premises and the fixtures and appurtenances therein, including the on-floor portion of the HVAC, and at its sole cost and expense make all repairs thereto as and when needed to preserve them in good working order and condition. However, Tenant, at its expense, shall only make repairs to the Building standard HVAC, mechanical, plumbing and electrical systems within the Demised Premises, due to the negligence or willful acts of Tenant, its agents, contractors and employees. All damage or injury to the Demised Premises or the Building or to any building equipment caused by Tenant moving property in or out of the Building or by installation or removal of personalty or resulting from negligence or improper conduct of Tenant, its employees, agents, contractors, customers, invitees and visitors, shall be repaired, promptly by Tenant at Tenant's expense, and whether or not involving structural changes or alterations, to the reasonable satisfaction of Landlord. All repairs shall include replacements or substitutions where necessary and shall be at least equal to the quality, class and value of the property repaired, replaced or substituted and shall be done in a good and workmanlike manner.

     Section 6.02. Landlord, at its expense, shall make all repairs and replacements, structural and otherwise, to the exterior and public portions and utility and other systems of the Building and the Demised Premises, unless Tenant is required to make them under the provisions of Section 6.01. Tenant shall notify Landlord of the necessity for any repairs for which Landlord may be responsible under the provisions of this Section. Landlord shall have no liability to Tenant by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required or permitted by this Lease, or required by law, to make in or to any portion of the Building or the Demised Premises, or in or to the fixtures, equipment or appurtenances of the Building or the Demised Premises. However, Landlord shall use reasonable efforts to make such repairs or changes in a manner to minimize any interference with the normal conduct of Tenant's business in the Demised Premises, provided Landlord shall not be required to employ overtime or premium labor.

     Section 6.03. Tenant shall not store or place any materials or other obstructions in the lobby or other public portions of the Building, or on the sidewalk abutting the Building.

     Section 6.04. Landlord represents that on the Commencement Date, the Building standard HVAC, on-floor portion of the HVAC, mechanical, plumbing and electrical systems within the Demised Premises will be in good working order.

                                   ARTICLE 7

                               Floor Load; Noise


     Section 7.01. Tenant shall not place a load upon any floor of the Demised Premises which exceeds the load per square foot (50 lbs.) which such floor was designed to carry and which is allowed by law.

     Section 7.02. Business machines and mechanical equipment belonging to Tenant which cause noise, vibration or any other nuisance that may be transmitted to the structure or other portions of the Building or to the Demised Premises, to such a degree as to be objectionable to Landlord in a material respect or which interfere with the use or enjoyment by other tenants of their premises or the public portions of the Building, shall be placed and maintained by Tenant, at Tenant's expense, in settings of cork, rubber or spring type vibration eliminators sufficient to minimize noise or vibration.


                                    ARTICLE 8

              Laws, Ordinances, Requirements of Public Authorities


     Section 8.01.

          (a) Tenant, at its expense, shall comply with all laws, orders, ordinances, rules and regulations and directions of Federal, State, County and Municipal authorities and departments thereof having jurisdiction over the Demised Premises and the Building ("Governmental Requirements") referable to Tenant or the Demised Premises arising by reason of (i) Tenant's particular use or particular manner of use of the Demised Premises (in contradistinction to its use merely as offices) or any installations made therein by or at Tenant's request, or (ii) any default by Tenant under this Lease.

          (b) Landlord, at its expense, shall comply with Governmental Requirements relating to the public portions of the Building or the Demised Premises provided that Tenant is not obligated to comply with them under the provisions or subdivision (a) of this Section. Landlord, at its expense, may contest the validity of any Governmental Requirements and postpone compliance therewith pending such contest.

     Section 8.02. If Tenant receives written notice of any violation of any Governmental Requirements applicable to the Demised Premises, it shall give prompt notice thereof to Landlord.

     Section 8.03. Tenant will not clean, nor allow any window in the Demised Premises to be cleaned, from the outside in violation of Section 202 of the Labor Law or the rules of the Board of Standards and Appeals or of any of the board or body having or asserting jurisdiction.

     Section 8.04. Landlord represents that on the Commencement Date the Demised Premises will be in compliance with the applicable Governmental Requirements.

                                    ARTICLE 9

                                    Insurance


     Section 9.01. Tenant shall not do or permit to be done any act or thing in or upon the Demised Premises which will invalidate or be in conflict with the Certificate of Occupancy for the Building or the terms of insurance policies covering the Building and the property and equipment therein; and Tenant, at its expense, shall comply with all rules, orders, regulations and requirements of the New York Board of Fire Underwriters or any other similar body having jurisdiction, and of the insurance carriers, relating to Tenant's particular manner of use of the Demised Premises, and shall not knowingly do or permit anything to be done in or upon the Demised Premises in a manner which increases the rate of insurance for the Building or any property or equipment therein over the rate in effect on the Commencement Date.

     Section 9.02. If, solely by reason of Tenant's failure to comply with the provisions of Section 9.01 or any of the other provisions of this Lease, the rate of insurance for the Building or the property and equipment of Landlord shall be higher than on the Commencement Date, Tenant shall pay to Landlord any additional or increased insurance premiums resulting therefrom thereafter paid by Landlord, and Tenant shall make such payment forthwith on demand of Landlord. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make up" of any insurance rate for the Building or Demised Premises issued by the New York Fire Insurance Exchange, or other body established fire insurance rates for the Building, shall be conclusive evidence of the facts therein stated and of the several items and charges in the insurance rates then applicable to the Building or Demised Premises.

     Section 9.03.

          (a) Tenant covenants to provide on or before the Commencement Date and to keep in force during the term hereof the following insurance coverage:

               (i) For the benefit of Landlord, Tenant and Overlandlord (as defined in Article 25), a commercial policy of liability insurance protecting and indemnifying Landlord, Tenant and the Overlandlord against any and all claims for personal injury, death or property damage occurring upon, in or about the Demised Premises, and the public portions of the Building used by Tenant, its employees, agents, contractors, customers, invitees and visitors including, without limitation, personal injury, death or property damage resulting from any work performed by or on behalf of Tenant, with coverage of not less than $5,000,000.00 combined single limit for personal injury, death and property damage arising out of one occurrence or accident. This obligation may be achieved by both a primary and umbrella policies.

               (ii) Fire and extended coverage in an amount adequate to cover the cost of replacement of all of Tenant's personal property, fixtures, furnishing and equipment, including Tenant's work as set forth in Section 5.01, located in the Demised Premises.

          (b)  All  such  insurance  shall  (i)  be  effected  under  valid  and enforceable policies, (ii) be issued by insurers of recognized responsibility authorized to do business in the State of New York, (iii) contain a provision whereby the insurer agrees not to cancel the insurance without twenty (20) days' prior written notice to Landlord, and (iv) contain a provision that no act or omission of Tenant shall result in forfeiture of the insurance as against Landlord.

     On or before the Commencement Date, Tenant shall deliver to Landlord duplicate originals of the aforesaid policies or certificates evidencing the aforesaid insurance coverage, and renewal policies or certificates shall be delivered to Landlord at least thirty (30) days prior to the expiration date of each policy with proof of payment of the premiums thereof.

     Section 9.04. Landlord and Tenant shall each secure an appropriate clause in, or an endorsement upon, each fire or extended coverage policy obtained by it and covering the Building, the Demised Premises or the personal property, fixtures and equipment located therein or thereon, pursuant to which the respective insurance companies waive subrogation or permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party. The waiver of subrogation or permission for waiver of any claim herein before referred to shall extend to the agents of each party and its employees and, in the case of Tenant, shall also extend to all other persons and entities occupying or using the Demised Premises in accordance with the terms of this lease. If and to the extent that such waiver or permission can be obtained only upon payment of an additional charge, then the party benefitting from the waiver or permission shall pay such charge upon demand, or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of any further obligations under the provisions hereof relating to such waiver or permission.

     Subject to the foregoing provisions of this Section 9.04, and insofar as may be permitted by the terms of the insurance policies carried by it, each party hereby releases the other with respect to any claim (including a claim for negligence) which it otherwise might have against the other party for loss, damage or destruction with respect to its property by fire or other casualty (including rental value or business interruption, as the case may be) occurring during the term of this lease.

                                   ARTICLE 10

                          Damage by Fire or Other Cause

     Section 10.01. If the Demised Premises or the Building shall be partially damaged by fire (or other hazards included in extended coverage endorsements to fire insurance policies covering property in the City of New York) the damage shall be promptly repaired by and at the expense of Landlord and the minimum rent and all additional rent provided in Article 22 until such repairs shall be made shall be apportioned according to the part of the Demised Premises which is usable by Tenant. Landlord shall have no responsibility to repair any damage to Tenant's work (as referred to in Section 5.01), the same being the responsibility of the Tenant. No penalty shall accrue for delays which may arise by reason of adjustment of insurance by Landlord, unavoidable delays, or any other cause beyond Landlord's reasonable control. Tenant shall give immediate notice to Landlord in case of fire or other damage to the Demised Premises. If the Demised Premises are totally or substantially damaged or are rendered wholly or substantially untenantable by fire or any such other casualty, and if Landlord decides not to restore or rebuild the same, or if the Building shall be so damaged that Landlord shall decide to demolish it or to rebuild it (whether or not the Demised Premises shall have been damaged), Landlord at its election may, within ninety (90) days after such fire or other casualty, notify Tenant of such decision, and thereupon the term of this Lease shall expire by lapse of time upon the third (3rd) day after such notice is given, and Tenant shall vacate and surrender the Demised Premises to Landlord, and Tenant shall not be liable for rent accruing after the date of such casualty (any advance rent shall be refunded to Tenant). Furthermore, if more than thirty (30%)_of the rentable square feet of the Demised Premises shall be damaged by fire or other casualty during the last two (2) years of the term hereof, either Landlord or Tenant may terminate this Lease by written notice to the other within thirty (30) days after such fire or other casualty, and thereupon the term hereof shall expire on the thirtieth (30th) date after such notice is given and Tenant shall vacate and surrender the Demised Premises to Landlord. Notwithstanding the foregoing provisions of this Section 10.01, if Landlord does not substantially complete such repairs within six (6) months from the date of such casualty, Tenant may elect to terminate this Lease by notice to Landlord within ten (10) days following the expiration of such time period, and thereupon the term of this Lease shall expire on the thirtieth (30th) day after such notice is given, and Tenant shall vacate and surrender the Demised Premises to Landlord, unless within such thirty (30) day period, Landlord substantially completes such restoration or rebuilding in which event this Lease shall remain in full force and effect. Tenant hereby waives the provisions of Section 227 of the Real Property Law, and the provisions of this Article shall govern and control in lieu thereof.

     Section 10.02. No damages or compensation shall be payable by Landlord nor shall Tenant make any claim for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Demised Premises or of the Building. Landlord shall use reasonable efforts to perform such repairs promptly and in such manner to minimize interference with the conduct of Tenant's business in the Demised Premises, provided Landlord shall not be required to employ overtime or premium labor.

                                   ARTICLE 11

                       Assignment, Subletting, Mortgaging


     Section 11.01. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not, by operation of law or otherwise, assign, mortgage or encumber this Lease, nor underlet, nor suffer, nor permit the Demised Premises or any part thereof to be used or occupied by others, without the prior written consent of Landlord in each instance. If this Lease be assigned, or if the Demised Premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the rent herein reserved, but no assignment, underletting, occupancy or collection shall be deemed a waiver of the provisions hereof, the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express written consent of Landlord to any other or further assignment, subletting, mortgage or encumbrance. In no event shall any permitted sublessee assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance.

     Section 11.02. Subject to Sections 11.07 and 11.11 below, if Tenant shall at any time or times during the term of this Lease desire to assign this Lease or sublet all or part of the Demised Premises, Tenant shall give notice thereof to Landlord, which notice shall be accompanied by (a) a conformed or photostatic copy of the proposed assignment or sublease, the effective or commencement date of which shall be not less than twenty (20) nor more than 180 days after the giving of such notice, (b) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Demised Premises, and (c) current financial information with respect to the proposed assignee or subtenant, including, without limitation, its most recent financial report. Such notice shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord's designee) may, at its option, (i) sublease such space (hereinafter called the "Leaseback Space") from Tenant upon the terms and conditions hereinafter set forth (if the proposed transaction is a sublease of all or more than thirty-five (35%) percent of the Demised Premises for all or substantially all of the term hereof), (ii) terminate this Lease if the proposed transaction is an assignment or a sublease

(whether by one sublease or a series of related or unrelated subleases) of all or substantially all of the Demised Premises for all or substantially all of the term hereof, or (iii) terminate this Lease with respect to the Leaseback Space if the proposed transaction is a sublease of more than thirty-five (35%) percent of the Demised Premises for all or substantially all of the term hereof. Said options may be exercised by Landlord by notice to Tenant at any time within twenty (20) days after such notice has been given by Tenant to Landlord; and during such twenty (20) day period Tenant shall not assign this Lease nor sublet such space to any person. Upon Landlord's failure to respond to Tenant's notice within such twenty (20) day period, Landlord shall be deemed to have approved the proposed assignment or sublease.

     Section 11.03. If Landlord exercises its option to terminate this Lease in the case where Tenant desires either to assign this Lease or sublet (whether by one sublease or a series of related or unrelated subleases) all or substantially all of the Demised Premises for all or substantially all of the term hereof, then, this Lease shall end and expire on the date that such assignment or sublet was to be effective or commence, as the case may be, and the minimum rent and additional rent shall be paid and apportioned to such date.

     Section 11.04. If Landlord  exercises its option to terminate this Lease in part in any case where Tenant desires to sublet more than thirty-five (35%) percent of the Demised Premises for all or substantially all of the term hereof, then, (a) this Lease shall end and expire with respect to such part of the Demised Premises on the date that the proposed sublease was to commence; and (b) from and after such date the minimum rent and additional rent shall be adjusted, based upon the proportion that the rentable area of the Demised Premises remaining bears to the total rentable area of the Demised Premises; and (c) Landlord shall pay the costs incurred by Landlord in physically separating such part of the Demised Premises from the balance of the Demised Premises and in complying with any laws and requirements of any public authorities relating to such separation.

     Section 11.05. If Landlord exercises its option to sublet the Leaseback Space, such sublease to Landlord or its designee (as subtenant) shall be at the lower of (i) the rental rate per rentable square foot of minimum rent and additional rent then payable pursuant to this Lease or (ii) the rentals set forth in the proposed sublease, and shall be for the same term as that of the proposed subletting, and such sublease:

          (a) shall be expressly subject to all of the covenants, agreements, terms, provisions and conditions of this Lease except such as are irrelevant or inapplicable, and except as otherwise expressly set forth to the contrary in this Section;

          (b) shall be upon the same terms and conditions as those contained in the proposed sublease, except such as are irrelevant or inapplicable and except as otherwise expressly set forth to the contrary in this Section;

          (c) shall give the sublessee the unqualified and unrestricted right, without Tenant's permission, to assign such sublease or any interest therein and/or to sublet the Leaseback Space or any part or parts of the Leaseback Space and to make any and all changes, alterations, and improvements in the space covered by such sublease at no cost or liability to Tenant and if the proposed sublease will result in all or substantially all of the Demised Premises being sublet, grant Landlord or its designee the option to extend the term of such sublease for the balance of the term of this Lease less one (1) day;

          (d) shall provide that any assignee or further subtenant, of Landlord or its designee, may, at the election of Landlord, be permitted to make alterations, decorations and installations in the Leaseback Space or any part thereof and shall also provide in substance that any such alterations, decorations and installations in the Leaseback Space therein made by any assignee or subtenant of Landlord or its designee may be removed, in whole or in part, by such assignee or subtenant, at its option, prior to or upon the expiration or other termination of such sublease provided that Tenant shall have no further obligation or responsibility for the same, and such assignee or subtenant, at its expense, shall repair any damage and injury to that portion of the Leaseback Space so sublet caused by such removal; and

          (e) shall also provide that (i) the parties to such sublease expressly negate any intention that any estate created under such sublease be merged with any other estate held by either of said parties, (ii) any assignment or subletting by Landlord or its designee (as the subtenant) may be for any purpose or purposes that Landlord, in Landlord's uncontrolled discretion, shall deem suitable or appropriate, (iii) Tenant, at Tenant's expense, shall and will at all times provide and permit reasonably appropriate means of ingress to and egress from the Leaseback Space so sublet by Tenant to Landlord or its designee so long as Tenant's property is safeguarded, (iv) Landlord, at its expense, may make such alterations as may be required or deemed necessary by Landlord to physically separate the Leaseback Space from the balance of the Demised Premises and to comply with any laws and requirements of public authorities relating to such separation, and (v) that at the expiration of the term of such sublease, Tenant will accept the Leaseback Space in its then existing condition, subject to the obligations of the sublessee to make such repairs thereto as may be necessary to preserve the Leaseback Space in good order and condition, and further subject to Tenant not having any obligation to deliver same at the expiration of this Lease in the condition other than which it was delivered by such sublessee.

     Section 11.06.

          (a) If Landlord exercises its option to sublet the Leaseback Space, Landlord shall indemnify and save Tenant harmless from all obligations under this Lease as to the Leaseback Space during the period of time it is so sublet to Landlord.

          (b) Performance by Landlord, or its designee, under a sublease of the Leaseback Space shall be deemed performance by Tenant of any similar obligation under this Lease and any default under any such sublease shall not give rise to a default under a similar obligation contained in this Lease, nor shall Tenant be liable for any default under this Lease or deemed to be in default hereunder if such default is occasioned by or arises from any act or omission of the tenant under such sublease or is occasioned by or arises from any act or omission of any occupant holding under or pursuant to any such sublease.

          (c) Tenant  shall have no  obligation,  at the  expiration  or earlier termination of the term of this Lease, to remove any alteration, installation or improvement made in the Leaseback Space by Landlord, Landlord's designee or such occupant of the Leaseback Space.

     Section 11.07. In the event Landlord does not exercise an option provided to it pursuant to Section 11.02 and provided that Tenant is not in default of any of Tenant's obligations under this Lease, Landlord's consent (which must be in writing and in form reasonably satisfactory to Landlord) to the proposed assignment or sublease shall not be unreasonably withheld, provided and upon condition that:

          (a) Tenant shall have complied with the provisions of Section 11.02 and Landlord shall not have exercised any of its options under said Section
     11.02 within the time permitted therefor;

          (b) The proposed assignee or subtenant is engaged in a business and the Demised Premises, or the relevant part thereof, will be used in a manner which is limited to any of the uses expressly permitted under Sections 4.01 and 4.02 of this Lease;

          (c) The proposed assignee or subtenant is with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof;

          (d) Neither (i) the proposed assignee or sublessee nor (ii) any person which, directly or indirectly, controls, is controlled by or is under common control with, the proposed assignee or sublessee, is then an occupant of any part of the Building, provided comparable space in the Building is available for leasing by Landlord;

          (e) The proposed assignee or sublessee is not a person with whom Landlord is currently negotiating to lease space in the Building;

          (f) The proposed sublease shall be in form reasonably satisfactory to Landlord and shall comply with the provisions of this Article.

          (g) At any one time there shall not be more than four (4) subtenants (including Landlord or its designee) in the Demised Premises;

          (h) The amount of the aggregate rent to be paid by the proposed subtenant is not less than the rental and other terms and conditions or the sublease are the same as those contained in the proposed sublease furnished to Landlord pursuant to Section 11.02;

          (i) Tenant shall reimburse Landlord on demand for any reasonable costs that are actually incurred by Landlord in connection with said assignment or sublease, including, without limitation, the reasonable costs of making investigations as to the acceptability of the proposed assignee or subtenant, and reasonable legal costs incurred in connection with the granting of any requested consent, provided such costs do not exceed $2,500 with respect to any one transaction; and

          (j) Tenant shall not have (i) advertised in any way the availability of the Demised Premises without prior notice to Landlord, (ii) listed on a non-exclusive basis the Demised Premises for subletting or assignment with a broker, agent or representative other than the then managing agent or the Building or other designated by Landlord for not less than ninety (90) days, or (iii) listed the Demised Premises in any public media for subletting or assignment, at a rental rate less than the minimum rent or additional rent at which Landlord is then offering to lease other space in the Building. In the event the proposed assignee or sublessee is procured by Landlord's managing agent or designated party, then in such event, Landlord shall consent to such request to assign or sublet to such assignee or sublease.

     Except for any subletting by Tenant to Landlord or its designee pursuant to the provisions of this Article, each subletting pursuant to this Article shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Further, except for any such subletting to Landlord or its designee, any such subletting to any other subtenant and/or acceptance of rent or additional rent by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment for the minimum rent and additional rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed and all acts and omissions of any licensee or subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of this Lease, and any such violation shall be deemed to be a violation by Tenant. Tenant further agrees that notwithstanding any such subletting, no other and further subletting of the Demised Premises by Tenant or any person claiming through or under Tenant (except as provided in Section 11.05) shall or will be made except upon compliance with and subject to the provisions of this Article. If Landlord shall decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise any of its options under Section 11.02, Tenant shall indemnify, defend and hold harmless Landlord against and from any and all loss, liability, damages, costs and expenses (including reasonable counsel fees) resulting from any claims that may be made against Landlord by the proposed assignee or sublessee or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease, except if such declination is willful or in violation of law. Notwithstanding the foregoing, subject to Landlord's consent which shall not be unreasonably withheld or delayed, Tenant may initially sublet up to thirty (30%) percent of the Demised Premises, subject to the provisions of this paragraph and Section 11.09, provided a duly executed counterpart of such sublease in form acceptable to Landlord is delivered to Landlord at least ten (10) days prior to its effective date. In such event, the recapture provisions in Section 11.02 and the provisions of Section 11.10 shall not be applicable.

     Subject to the provisions of the immediate above paragraph and of Section 11.09, Tenant, without Landlord's consent, may sublease all or any part of the Demised Premises to a subsidiary, affiliate, or other entity controlled by or under common control with Tenant or a successor by merger or consolidation, provided a duly executed counterpart of such sublease, in form satisfactory to Landlord, is delivered to Landlord at least ten (10) days prior to its effective date.

     Section 11.08. In the event that (a) Landlord fails to exercise any of its options under Section 11.02 and consents to a proposed assignment or sublease, and (b) Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within sixty (60) days after the giving of such consent, then, Tenant shall again comply with all of the provisions and conditions of
Section 11.02 before assigning this Lease or subletting all or part of the Demised Premises.

     Section 11.09. With respect to each and every sublease or subletting authorized by Landlord under the provisions of this Lease, it is further agreed:

          (a) No subletting shall be for a term ending later than one day prior to the expiration date of this Lease;

          (b) No sublease shall be valid, and no subtenant shall take possession of the Premises or any part thereof, until an executed counterpart of such sublease has been delivered to Landlord;

          (c) Each sublease shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that in the event of termination, re-entry or dispossess by Landlord under this Lease Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (i) be liable for any previous act or omission of Tenant under such sublease, (ii) be subject to any offset, not expressly provided in such sublease, which thereto accrued to such subtenant against Tenant, or
     (iii) be bound by any previous modification of such sublease or by any previous prepayment of more than one month's rent.

     Section 11.10. If the Landlord shall give its consent to any assignment of this Lease or to any sublease, Tenant shall in consideration therefor, pay to Landlord, as additional rent:

          (a) in the case of an assignment, an amount equal to one-half of all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (excluding any consideration for computer host facility) (including, but not limited to, sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property within the Demised Premises, less, in the case of a sale thereof, the then fair market value thereof). The sums payable under this Section 11.10(a) shall be paid to Landlord as and when paid by the assignee to Tenant; and

          (b) in the case of a sublease, an amount equal to one-half of any rents, additional charge or other consideration payable under the sublease to Tenant by the subtenant which is in excess of the minimum rent and additional rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof (excluding any consideration for computer host facility) (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property within the Demised Premises, less, in the case of the sale thereof, the then fair market value thereof). The sums payable under this Section 11.10(b) shall be paid to Landlord as and when paid by the subtenant to Tenant.

          (c) For the purposes of computing the sums payable by Tenant to Landlord under subparagraphs (a) and (b) hereof, there shall be excluded from the consideration payable to Tenant by any assignee or sublessee any transfer taxes, rent concession, reasonable attorneys' fees, reasonable brokerage commissions, advertising costs and fix-up costs paid by Tenant with respect to such assignment or subletting.

     Section 11.11. If Tenant or any permitted subtenant is a corporation, partnership, limited liability company or other entity, the provisions of
Section 11.01 shall apply to a transfer (by one or more transfers) of a majority of the stock, partnership, membership or other ownership interests of Tenant or the subtenant, as the case may be, as if such transfer of a majority of the stock, partnership, membership or ownership interests of Tenant or the subtenant were an assignment of this Lease; but said provisions and the other applicable provisions of this Article 11 shall not apply to the transfer of stock of Tenant which is listed on a nationally recognized stock exchange, or to transactions with a corporation, partnership, limited liability company or other entity into or with which Tenant or the subtenant is merged or consolidated or to which substantially all of Tenant's or the subtenant's assets or capital stock or other ownership interests are transferred or to any corporation which controls or is controlled by Tenant or the subtenant or is under common control with Tenant or the subtenant, provided that in any of such events (i) the successor to Tenant or the subtenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (1) the net worth of Tenant or the subtenant immediately prior to such merger, consolidation or transfer, or (2) the net worth of Tenant herein named on the date of this Lease or the net worth of the subtenant on the date of the sublease, and (ii) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction. Notwithstanding the foregoing, subject to the provisions of Section 11.12, Tenant, without Landlord's consent, may assign this Lease to a subsidiary, affiliate, or other entity controlled by, or under common control with, Tenant, provided a duly executed counterpart of such assignment together with an assumption of the Lease by the assignee, both in form satisfactory to Landlord, is delivered to Landlord at least ten (10) days prior to its effective date.

     Section 11.12. Any assignment or transfer, whether made with Landlord's consent pursuant to Section 11.01 or without Landlord's consent pursuant to
Section 11.11, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee shall assume the obligations of this Lease on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions in Section
11.01 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The original named Tenant covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of minimum rent and/or additional rent by Landlord from an assignee, transferee, or any other party, the original named Tenant shall remain fully liable for the payment of the minimum rent and additional rent and for the other obligations of this Lease on the part of Tenant to be performed or observed.

     Section 11.13. The joint and several liability of Tenant and any immediate or remote successor in interest of Tenant and the due performance of the obligations of this Lease on Tenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord extending the time of, or modifying any of the obligations of, this Lease, or by any waiver or failure of Landlord to enforce any of the obligations of this Lease.

     Section 11.14. The listing of any name other than that of Tenant, whether on the doors of the Premises or the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this Lease or to any sublease of the Premises or to the use or occupancy thereof by others. Tenant shall be entitled, initially without charge, to twelve
(15) listings on the Building directory; which shall be installed by Landlord within 45 days of the Commencement Date.

                                   ARTICLE 12

                No Liability of Landlord and Indemnity by Tenant


     Section 12.01. Tenant shall indemnify Landlord, its agents, servants and employees against and save Landlord, its agents, servants and employees harmless from any liability to and claim by or on behalf of any person, firm, governmental authority, corporation or entity for personal injury, death or property damage arising:

          (a) from the use by Tenant of the Demised Premises or from any work or thing whatsoever done or omitted to be done by Tenant, its employees, agents, contractors, customers, invitees or visitors, or from any accident thereat unless due solely to the negligence of Landlord, its agents, contractors or employees; and

          (b) from any breach or default by Tenant of and under any of the terms, covenants and conditions of this Lease.

     Tenant also shall indemnify Landlord, its agents, servants and employees against and save Landlord, its agents, servants and employees harmless from all costs, reasonable counsel fees, expenses and penalties incurred by Landlord, its agents, servants and employees in connection with any such liability or claim.

     If any action or proceeding shall be brought against Landlord in connection with any such liability or claim, Tenant, on prior written notice from Landlord, shall defend such action or proceeding, at Tenant's expense, by counsel reasonably satisfactory to Landlord (or required by Tenant's insurance company). Landlord shall furnish Tenant with notice of such claim promptly upon receipt or knowledge thereof so as not to jeopardize rights under any insurance policy or the defense of such claims.

     Section 12.02. Landlord shall not be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for the loss of or damage to any property of Tenant by theft or otherwise, unless due to the negligence of Landlord, its agents, contractors and employees. Landlord and its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or sub-surface or from any other place or by dampness or by any other cause of whatsoever nature, unless due to the negligence of Landlord, its agents, contractors and employees; nor shall Landlord be liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any private, public or quasi-public work; nor shall Landlord be liable for any latent defect in the Demised Premises or in the Building. If at any time any windows of the Demised Premises are permanently closed, darkened or bricked up by reason of the requirements of law or temporarily closed or darkened by reason of repairs, alterations or maintenance by Landlord, Landlord shall be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement of rent nor shall the same release Tenant from its obligations hereunder nor constitute ane eviction. (Reference hereinabove to Landlord shall for all purposes be deemed to include the Overlandlord as defined in Article 25.)

     Tenant shall reimburse and compensate Landlord, as additional rent, within five (5) days after rendition of a statement for all reasonable expenditures made by or damages or fines sustained or incurred by Landlord due to any default by Tenant under this Lease.

     Tenant shall give immediate notice to Landlord in case of accidents in the Demised Premises, the Building or the building equipment.

     Section 12.03. (a) If in this Lease it is provided that Landlord's consent or approval as to any matter will not be unreasonably withheld, and it is established by a court or body having final jurisdiction thereover that Landlord has been unreasonable, the only effect of such finding shall be that Landlord shall be deemed to have given its consent or approval; but Landlord shall not be liable to Tenant in any respect for money damages by reason of withholding its consent.

          (b) If there is a dispute  between  Landlord and Tenant under Sections
     5.01 or 11.07 relating to the reasonableness of the withholding of a consent or approval by Landlord, Tenant may, at its option, as its sole and exclusive remedy, submit such dispute to arbitration in the City of New York under the Expedited Procedures provisions of the Commercial Arbitration Rules of the American Arbitration Association or any successor (the "AAA") (presently Rules E-1 through E-10 and, to the extent applicable, Section R-19); provided, however, that with respect to any such arbitration, (i) the list of arbitrators referred to in Rule E-5 shall be returned within five (5) days from the date of mailing; (ii) the parties shall notify the AAA by telephone, within four (4) days of any objections to the arbitrator appointed and will have no right to object if the arbitrator so appointed was on the list submitted by the AAA and was not objected to in accordance with Rule E-5; (iii) the Notice of hearing referred to in Rule E-8 shall be four (4) days in advance of the hearing;
     (iv) the hearing shall beheld within seven (7) days after the appointment of the arbitrator; (v) the arbitrator shall have no right to award damages; and (vi) the decision and award of the arbitrator shall be final and conclusive on the parties. The sole issue to be submitted to the arbitrator, which shall be included as part of his oath, shall be the reasonableness of Landlord's determination to withhold consent or approval under the provisions of this Lease. The arbitrators conducting any arbitration shall be bound by the provisions of this Lease and shall not have the right or power to consider, determine or resolve any other issue or dispute between the parties, or to add to, subtract from, or otherwise modify such provisions. Landlord and Tenant agree to sign all documents and to do all other things necessary to submit any such matter to arbitration upon request of the other and further agree to, and hereby do, waive any and all rights they or either of them may at any time have to revoke their agreement hereunder to submit to arbitration and to abide by the decision rendered thereunder. Each of the arbitrators shall have at least ten (10) years' experience in the business of managing real estate or acting as a real estate broker with first-class office buildings located in Manhattan. Each party hereunder initially shall pay its own costs, fees and expenses in connection with any arbitration or other action or proceeding brought under this Section12.03, and the expenses and fees of the arbitrators selected initially shall be shared equally by Landlord and Tenant, provided, however, that the losing party shall reimburse the prevailing party for its reasonable expenses paid to unrelated third parties in connection with the foregoing. Notwithstanding any contrary provisions hereof, if Tenant shall submit such dispute to arbitration, then Landlord and Tenant agree that (i) except as set forth above, the arbitrators may not award or recommend any damages to be paid by either party, and (ii) in no event shall either party be liable for, nor be entitled to recover, any damages.


                                   ARTICLE 13

                            Moving of Heavy Equipment


     Tenant shall not move any safe, heavy equipment or bulky matter in or out of the Building without Landlord's written consent, which shall not be unreasonably withheld. If the movement of such items requires special handling, Tenant agrees to employ only persons holding a Master Rigger's License to do said work and all such work shall be done in full compliance with the Administrative Code of the City of New York and other municipal requirements. All such movements shall be made during hours which will minimize interference with the normal operations of the Building, and all damage caused by such movement shall be promptly repaired by Tenant at Tenant's expense.

                                   ARTICLE 14

                                  Condemnation


     Section 14.01. In the event that the whole of the Demised Premises shall be condemned or taken in any manner for any public or quasi-public use or access to the Building be precluded by reason of any condemnation or taking, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. In the event that part of the Demised Premises shall be so condemned or taken, then effective as of the date of vesting of title, the minimum rent and additional rent hereunder for such part shall be equitably abated and this Lease shall continue as to such part not so taken. In the event that only a part of the Building shall be so condemned or taken, then
(a) if substantial structural alteration or reconstruction of the Building shall, in the reasonable opinion of Landlord, be necessary or appropriate as a result of such condemnation or taking (whether or not the Demised Premises be affected), Landlord may, at its option, terminate this Lease and the term and estate hereby granted shall expire as of the date of such vesting of title by notifying Tenant in writing of such termination date within sixty (60) days of following the date on which Tenant shall have received notice of vesting of title, or (b) if Landlord does not elect to terminate this Lease, as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that the rent shall be abated to the extent, if any, hereinbefore provided. In the event that only a part of the Demised Premises shall be so condemned or taken and this Lease and the term and estate hereby granted are not terminated as hereinabove provided, Landlord out of the portion of the award allocated for such purpose and to the extent such award is sufficient, will restore with reasonable diligence the remaining structural portions of the Demised Premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking.

     Section 14.02. In the event of termination in any of the cases hereinabove provided, this Lease and the term and estate hereby granted shall expire as of the date of such termination with the same effect as if that were the Expiration Date and the rent hereunder shall be apportioned as of such date.

     Section 14.03. In the event of any condemnation or taking hereinabove mentioned of all or a part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award. Notwithstanding the foregoing, Tenant may make a separate claim for moving expenses and moveable trade fixtures, provided the same does not reduce Landlord's award.

                                   ARTICLE 15

             Entry, Right to Change Public Portions of the Building


     Section 15.01. Tenant shall permit Landlord to erect, use and maintain pipes and conduits in and through the walls, floors or ceiling of the Demised Premises. Landlord or its agents or designee shall have the right to enter the Demised Premises, for the purpose of making such repairs or alterations as Landlord shall be required or shall have the right to make under the provisions of this Lease; and shall also have the right, upon prior reasonable notice, to enter the Demised Premises, for the purpose of inspecting them or exhibiting them to prospective purchasers or lessees of the Building or to prospective mortgagees or to prospective assignees of any such mortgagees. Landlord shall be allowed to take all material into and upon the Demised Premises that may be required for the repairs or alterations above mentioned without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no wise abate, while said repairs or alterations are being made. However, Landlord shall use reasonable efforts to make such repairs or alterations in a manner to minimize any interference with the customary conduct of Tenant's business in the Demised Premises, provided Landlord shall not be required to employ overtime or premium labor.

     Section 15.02. During the twelve (12) months prior to the expiration of the term of this Lease, Landlord may exhibit the Demised Premises to prospective tenants.

     Section 15.03. Landlord shall have the right at any time without thereby creating an actual or constructive eviction or incurring any liability to Tenant therefor, to change the arrangement or location of, but not limited to, such of the following as are not contained within the Demised Premises: entrances, passageways, doors and doorways, corridors, elevators, stairs, toilets, and other like public service portions of the Building.

     Section 15.04. Landlord shall have the right at any time to name the Building as it desires and to change any and all such names at any time thereafter.

                                   ARTICLE 16

                         Conditional Limitations, Etc.


     Section 16.01. If at any time during the term of this Lease:

          (a) Tenant or any guarantor of this Lease shall file a petition in bankruptcy or insolvency or for reorganization or arrangement or for the appointment of a receiver of all or a portion of Tenant's or such guarantor's property, or

          (b) any  involuntary  petition of the kind referred to in  subdivision
     (a) of this Section shall be filed against Tenant or such Guarantor and such petition shall not be vacated or withdrawn within ninety (90) days after the date of filing thereof, or

          (c) Tenant or such guarantor shall be adjudicated a bankrupt by any court, or

          (d) Tenant or such guarantor shall make an assignment for the benefit of creditors, or

          (e) a permanent receiver shall be appointed for the property of Tenant or such guarantor by order of a court of competent jurisdiction by reason of the insolvency of Tenant or such guarantor (except where such receiver shall be appointed in an involuntary proceeding, if he shall not be withdrawn within ninety (90) days after the date of his appointment),

Landlord, at Landlord's option, may terminate this Lease on five (5) days' notice to Tenant, and upon such termination, Tenant shall quit and surrender the Demised Premises to Landlord.

     Section 16.02.

          (a) If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. ss. 101 et seq. (the "Bankruptcy Code") to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of such proposed assignment, setting forth (i) the name and address of such person, (ii) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided Landlord to assure such person's future performance under the Lease, including, without limitation, the assurance referred to in section 365(b)(1) of the Bankruptcy Code, shall be given to Landlord by Tenant not later than twenty
     (20) days after receipt by Tenant but in no event later than five (5) days prior to the date that Tenant shall made application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such court application, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

          (b) If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's Property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid to Landlord.

          (c) Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

          (d) Nothing contained in this Section shall, in any way, constitute a waiver of the provisions of this Lease relating to assignment. Tenant shall not, by virtue of this Section, have any further rights relating to assignment other than those granted in the Bankruptcy Code.

          (e) Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of Section 502(b)(6) of the Bankruptcy Code.

          (f) The term "Tenant" as used in this Section includes any trustee, debtor in possession, receiver, custodian or other similar officer.

     Section 16.03. If this Lease shall terminate  pursuant to the provisions of
Section 16.01:

          (a) Landlord shall be entitled to recover from Tenant arrears in minimum rent and additional rent and, in addition thereto as liquidated damages, an amount equal to the difference between the minimum rent and additional rent for the unexpired portion of the term of this Lease which had been in force immediately prior to the termination effected under
     Section 16.01 of this Article and the fair and the reasonable rental value of the Demised Premises, on the date of termination, for the same period, both discounted at the rate of eight (8%) percent per annum to the date of termination; or

          (b) Landlord shall be entitled to recover from Tenant arrears in minimum rent and additional rent and, in addition thereto as liquidated damages, an amount equal to the maximum allowed by statute or rule of law in effect at the time when and governing the proceedings in which such damages are to be proved, whether or not such amount be greater or less than the amount referred to in subdivision (a) of this Section.

     Section 16.04.

          (a) If Tenant shall fail to make any payment of any minimum rent or additional rent when the same becomes due and payable, or if the Demised Premises become abandoned, or if Tenant shall fail to cancel or discharge any mechanic's or other lien as provided in Section 17.02, and if any such default shall continue for a period of ten (10) days after notice, or

          (b) If Tenant shall be in default in the performance of any of the other terms, covenants and conditions of this Lease and such default shall not have been remedied within thirty (30) days after notice by Landlord to Tenant specifying such default and requiring it to be remedied; or where such default reasonably cannot be remedied within such period of thirty
     (30) days, if Tenant shall not have commenced the remedying thereof within such period of time and shall not be proceeding with due diligence to remedy it, then Landlord, at Landlord's election, may terminate this Lease on five (5) days' notice to Tenant, and upon such termination Tenant shall quit and surrender the Demised Premises to Landlord.

     Section 16.05. If this Lease shall terminate as provided in this Article, or if Tenant shall be in default in the payment of minimum rent or additional rent when the same become due and payable and such default shall continue for a period of ten (10) days after notice,

          (a) Landlord may re-enter and resume possession of the Demised Premises and remove all persons and property therefrom either by summary dispossess proceedings or by a suitable action or proceeding, at law or in equity, without being liable for any damages therefor, and

          (b) Landlord may re-let the whole or any part of the Demised Premises for a period equal to, greater or less than the remainder of the then term of this Lease, at such rental and upon such terms and conditions as Landlord shall deem reasonable to any tenant it may deem suitable and for any use and purpose it may deem appropriate. Landlord shall not be liable in any respect for failure to re-let the Demised Premises or, in the event of such re-letting, for failure to collect the rent thereunder and any sums received by Landlord on a re-letting in excess of the rent reserved in this Lease shall belong to Landlord.

     Section 16.06. If this Lease shall terminate as provided in this Article or by summary proceedings (except as to any termination under Section 16.01), Landlord shall be entitled to recover from Tenant as damages, in addition to arrears in minimum rent and additional rent,

          (a) an amount equal to (i) all reasonable and actual expenses incurred by Landlord in recovering possession of the Demised Premises and in connection with the re-letting of the Demised Premises, including, without limitation, the cost of repairing, renovating or remodeling the Demised Premises, and (ii) all brokers' commissions and reasonable legal fees incurred by Landlord in re-letting the Demised Premises, which amounts set forth in this subdivision (a) shall be due and payable by Tenant to Landlord at such time or times as they shall have been incurred; and

          (b) an amount equal to the deficiency between the minimum rent and additional rent which would have become due and payable had this Lease not terminated and the net amount, if any, of rent collected by Landlord on re-letting the Demised Premises. The amounts specified in this subdivision shall be due and payable by Tenant on the several days on which such minimum rent and additional rent would have become due and payable had this Lease not terminated. Tenant consents that Landlord shall be entitled to institute separate suits or actions or proceedings for the recovery of such amount or amounts, and Tenant hereby waives the right to enforce or assert the rule against splitting a cause of action as a defense thereto.

     Landlord, at its election, which shall be exercised by the service of a notice on Tenant, at any time after such termination of this Lease, may collect form Tenant and Tenant shall pay, in lieu of the sums becoming due, after the service of such notice, under the provisions of subdivision (b) of this Section, an amount equal to the difference between the minimum rent and additional rent which would have become due and payable had this Lease not terminated (from the date of the service of such notice to the end of the term of this Lease which had been in force immediately prior to any termination effected under this Article) and the then fair and reasonable rental value of the Demised Premises for the same period, both discounted to the date of the service of such notice at the rate of eight (8%) percent per annum.

     Section 16.07. Tenant, for itself and for all persons claiming through or under it, hereby waives any and all rights which are or may be conferred upon Tenant by any present or future law to redeem the Demised Premises after a warrant to dispossess shall have been issued or after judgment in an action of ejectment shall have been made and entered, so long as there was personal jurisdiction over Tenant in such action or proceeding.

     Section 16.08. The words "re-enter" and "re-entry", as used in this Article, are not restricted to their technical legal meanings.

     Section 16.09. Tenant hereby waives the service of any notice in writing by Landlord of its intention to re-enter, except as otherwise provided in this Lease.

     Section 16.10. If this Lease shall terminate as provided in this Article or by summary proceedings or otherwise, Landlord, in addition to any other rights under this Article, shall be entitled to recover as damages, (a) the cost of performing any work required to be done by Tenant under this Lease; and (b) the cost of placing the Demised Premises in the same condition as that in which Tenant is required to surrender them to Landlord under this Lease.

     Section 16.11. In any action or proceeding brought by Landlord against Tenant, predicated on a default in the payment of minimum rent or additional rent, Tenant shall not have the right to and shall not interpose any set-off or counterclaim of any kind whatsoever. If Tenant has any claim, Tenant shall be entitled only to bring an independent action therefor; and if such independent action is brought by Tenant, Tenant shall not be entitled to and shall not consolidate it with any pending action or proceeding brought by Landlord against Tenant for a default in the payment of minimum rent or additional rent.



                                   ARTICLE 17

                                Mechanic's Liens


     Section 17.01. If, subject to and notwithstanding Landlord's consent as required under this Lease, Tenant shall cause any changes, alterations, additions, improvements, installations or repairs to be made to or at the Demised Premises or shall cause any labor to be performed or material to be furnished in connection therewith, neither Landlord nor the Demised Premises, under any circumstances, shall be liable for the payment of any expense incurred or for the value of any work done or material furnished, and all such changes, alterations, additions, improvements, installations and repairs and labor and material shall be made, furnished and performed upon Tenant's credit alone and at Tenant's expense, and Tenant shall be solely and wholly responsible to contractors, laborers, and materialmen furnishing and performing such labor and material. Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, to any contractor, laborer or materialman to furnish to perform any such labor or material.

     Section 17.02. If, because of any act or omission (or alleged act or omission) of Tenant, any mechanic's or other lien, charge or order for the payment of money shall be filed against the Demised Premises or the Building or Landlord's estate as tenant under any ground or underlying lease (whether or not such lien, charge or order is valid or enforceable as such), Tenant, at Tenant's expense, shall cause it to be cancelled or discharged of record by bonding or otherwise within thirty (30) days after notice of such filing, and Tenant shall indemnify Landlord against and save Landlord harmless from and shall pay all costs, expenses, losses, fines and penalties, including, without limitation, reasonable attorneys' fees resulting therefrom.

                                   ARTICLE 18

                Landlord's Right to Perform Tenant's Obligations


     If Tenant shall default in the performance of any of the terms, covenants and conditions of this Lease, Landlord, without being under any obligation to do so and without hereby waiving such default, may remedy such default for the account and at the expense of Tenant. Any payment made or expense incurred by Landlord for such purpose (including, but not limited to, attorneys' fees) with interest at the maximum legal rate, shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord on demand, or at Landlord's election, added to any subsequent installment or installments of minimum rent.



                                   ARTICLE 19

                          Covenant of Quiet Enjoyment

     Landlord covenants that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Demised Premises, subject nevertheless to the terms and conditions of this Lease.


                                   ARTICLE 20

                                   Excavation

     In the event that construction is to be commenced or an excavation is made or authorized for building or other purposes upon land adjacent to the Building, Tenant shall, if necessary, without cost to Tenant, afford to the person or persons causing or authorized to commence construction or cause such excavation or to engage in such other purpose, license to enter upon the Demised Premises for the purpose of doing such work as shall reasonably be necessary to protect or preserve the Building, from injury or damage and to support the Building and any new structure to be built by proper foundations, pinning and/or underpinning, or otherwise.

                                   ARTICLE 21

                             Services and Equipment


     Section 21.01. So long as Tenant is not in material default under any of the terms, covenants and conditions of this Lease, Landlord shall, at its cost and expense:

          (a) Provide operatorless passenger elevator service Mondays through Fridays from 8:00 A.M. to 6:00 P.M., holidays excepted. A passenger elevator will be available at all other times. A service elevator shall be available Mondays through Fridays, holidays excepted, only from 9:00 A.M. to 11:30 A.M. and from 2:30 P.M. to 4:30 P.M.

          (b) Maintain and keep in repair the Building standard heating, ventilating and air conditioning systems servicing the Demised Premises and furnish and distribute to the Demised Premises condenser water twenty-four
     (24) hours per day, seven (7) days per week, and hot water on Mondays through Fridays, holidays excepted, from 9:00 A.M. to 6:00 P.M. The on-floor portion of the heating, ventilating and air conditioning equipment will be operational twenty-four (24) hours per day, seven (7) days per week, without additional charge to Tenant and will be controlled by Landlord, except as provided below (but shall be wired into Tenant's electric meter as specified in Article 23). Landlord agrees to operate the fans, heating, ventilating and air conditioning equipment servicing the Demised Premises in accordance with their design criteria unless energy and/or water conservation programs, guidelines or laws and/or requirements of public authorities, shall provide for any reduction in operations below said design criteria in which case such equipment shall be operated so as to provide reduced service in accordance therewith. Tenant shall not be permitted to make any adjustments to the heating, ventilation and air conditioning equipment except by use of thermostatic controls within the Demised Premises. Tenant agrees to maintain the thermostatic controls within the Demised Premises set within the range of settings mandated by any laws and/or requirements of public authorities or governmental standards for temperature or energy related matters. Building equipment servicing the Demised Premises shall be subject to Landlord's exclusive control, except for said thermostatic controls.

          (c) Provide Building standard cleaning services in Tenant's office space and public portions of the Building, except no services shall be performed Saturdays, Sundays and holidays, all in accordance with Schedule

     E attached hereto. If, however, any additional cleaning of the Demised Premises is to be done by Tenant, it shall be done at Tenant's sole expense, in a manner reasonably satisfactory to Landlord and no one other than persons approved by Landlord shall be permitted to enter the Demised Premises or the Building for such purpose. Tenant, at its own cost, may utilize its own employees or outside contractors to perform additional cleaning services in the Demised Premises, provided such employees or outside contractors do not cause any labor disruption, dispute or disturbance in or around the Building or violate Landlord's union contracts affecting the Building. If Tenant shall require additional cleaning services, Tenant may award a contract for such services to any contractor that is approved by Landlord; provided however, that prior to making such award, Tenant shall inform Landlord of the terms upon which such contractor shall provide such additional cleaning services and, in the event that Landlord's designated contractor can provide such additional cleaning services on equal or better terms, Tenant shall pay for the cost of the services performed by such designated contractor within ten (10) days after being billed.

          (d) Furnish hot and cold water for lavatory and drinking purposes twenty-four (24) hours per day, seven (7) days per week. If Tenant requires, uses or consumes water for any other purposes, Landlord may install a meter or meters to measure Tenant's water consumption, and Tenant shall reimburse Landlord for the cost of the meter or meters and the installation thereof, and shall pay for the maintenance of said meter equipment and/or pay Landlord's cost of other means of measuring such water consumption by Tenant. Tenant shall pay to Landlord on demand the cost of all water consumed as measured by said meter or meters or as otherwise measured, including sewer rents.

          (e) It is the intention of Landlord that the Building shall be operated on Mondays through Fridays (except holidays) from 9:00 A.M. to 6:00 P.M. If Tenant shall require and request any of the freight elevator or Building standard heating, ventilating and air conditioning services at the times other than above provided, and if such request is made at least twenty-four (24) hours prior to the time when such additional services are required, Landlord will provide them and Tenant shall pay to Landlord promptly thereafter the charges therefor at the same rate charged by Landlord to other tenants of the Building.

     Section 21.02. Holidays shall be deemed to mean all federal holidays, state
holidays,   Building  Service   Employees  Union  Contract  holidays  and  other
applicable union contract holidays.

     Section 21.03. Landlord reserves the right to interrupt, curtail or suspend the services required to be furnished by Landlord under this Lease when the necessity therefor arises by reason of accident, emergency, mechanical breakdown, or when required by any law, order or regulation of any Federal, State, County or Municipal authority, or for any other cause beyond the reasonable control of Landlord. Landlord shall use due diligence to complete all required repairs or other necessary work as quickly as possible so that Tenant's inconvenience resulting therefrom may be for as short a period of time as circumstances will reasonably permit, and in such event Tenant shall not be entitled to nor shall Tenant make claim for any diminution or abatement of minimum rent or additional rent or other compensation, nor shall this Lease or any of the obligations of Tenant be affected or reduced by reason of such interruption, curtailment, suspension, work or inconvenience.

     Section 21.04. Tenant shall reimburse Landlord promptly upon demand for the cost to Landlord of removal from the Demised Premises and the Building of any refuse and rubbish of Tenant not covered by the Cleaning Specifications annexed hereto as Schedule E and Tenant shall pay all bills therefor when rendered.

     Section 21.05. If Tenant shall request Landlord to furnish any services in addition to those hereinabove provided or perform any work not required under this Lease, and Landlord agrees to furnish and/or perform the same, Tenant shall pay to Landlord promptly thereafter the charges therefor, which charges are deemed to be additional rent and payable as such.



                                   ARTICLE 22

                                   Escalation


     Section 22.01. Taxes. Tenant shall pay to Landlord, as additional rent, tax escalation in accordance with this Section:

          (a) Definitions: For the purpose of this Section, the following definitions shall apply:

               (i) The term "Tax Base Factor" shall mean the real estate taxes for the Building Project for the period from July 1, 2000 to June 30, 2001, as finally determined.

               (ii) The term "the Building Project" shall mean the parcels of land described in Schedule B of this Lease with all the improvements existing and erected thereon.

               (iii) The term "comparative tax year" shall mean the New York City real estate tax year commencing July 1, 2001 to June 30, 2002, and each subsequent New York City real estate tax year. If the present use of July 1 - June 30 New York City real estate tax year shall hereafter be changed, then such changed tax year shall be used with appropriate adjustment for the transition.

               (iv) The term "real estate taxes" shall mean the total of all taxes and special or other assessments levied, assessed or imposed at any time by any governmental authority upon or against the Building Project, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from said Building Project to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes or assessments, or additions or increases thereof, upon or against said Building Project, excluding income, estate, franchise, water, sewer, succession, transfer, capital stock, corporate income, mortgage recording and gross receipt taxes, or any penalties or interest for late payment. If, due to a future change in the method of taxation or in the taxing authority, or for any other reason, a franchise, income, transit, profit or other tax or governmental imposition, however designated, shall be levied against Landlord in substitution in whole or in part for the real estate taxes, or in lieu of or additions to or increases of said real estate taxes, then such franchise, income, transit, profit or other tax or governmental imposition shall be deemed to be included within the definition of "real estate taxes" for the purposes hereof. As to special assessments which are payable over a period of time extending beyond the term of this Lease, only a pro rata portion thereof, covering the portion of the term of this Lease unexpired at the time of the imposition of such assessment, shall be included in "real estate taxes." If, by law, any assessment may be paid in installments, then, for the purpose hereof (a) such assessment shall be deemed to have been payable in the maximum number of installments permitted by law and (b) there shall be included in real estate taxes, for each comparative tax year in which such installments may be paid, the installments of such assessment so becoming payable during such comparative tax year, together with interest payable during such comparative tax year. Real estate taxes shall be determined as if the Building Project is separately assessed and as if it was the only real property owned by Landlord and its income was the only income earned by Landlord.

               (v) The term "the Percentage" for purposes of computing tax escalation, shall mean 3.52%.

             (b)(i) In the event that the real estate taxes payable for any comparative tax year shall exceed the Tax Base Factor, Tenant shall pay to Landlord, as additional rent for such comparative tax year, an amount for tax escalation equal to the Percentage of the excess. Before or after the start of each comparative year, Landlord shall furnish to Tenant a statement of the real estate taxes payable for such comparative tax year. If the real estate taxes payable for such comparative tax year exceed the Tax Base Factor, additional rent for such comparative tax year in an amount equal to the Percentage of the excess shall be due from Tenant to Landlord, payable in installments in the same manner that such taxes may be payable by Landlord to the governmental authority. If a statement is furnished to Tenant after the commencement of the comparative tax year in respect of which such statement is rendered, Tenant shall, within twenty (20) days thereafter, pay to Landlord an amount equal to those installments of the total tax escalation payable as provided in the preceding sentence during the period prior to the first day of the month next succeeding the month in which the applicable statement has been furnished. If, during the term of this Lease, taxes are required by the governmental authority to be paid, in full or in monthly or other installments, on any other date or dates than as presently required, or if Landlord shall be required to make monthly deposits of real estate taxes to the holder of any first institutional mortgage then Tenant's tax escalation payment(s) shall be correspondingly accelerated so that said payments are due at least thirty (30) days prior to the last date such installment of real estate taxes payments are due to the taxing authority or such mortgagee.

               (ii) If in connection with any real estate tax reduction application or proceeding in which the amount of the real estate taxes payable for any comparative tax year are contested, Landlord has incurred expenses for legal and/or consulting services rendered in, applying for, negotiating or obtaining a reduction of the assessment upon which the real estate taxes are predicated, Tenant shall pay an amount equal to the Percentage of such expenses.

               (iii) The statements of the tax escalation to be furnished by Landlord as provided above shall be certified by Landlord as correct and shall constitute a final determination as between Landlord and Tenant of the tax escalation for the periods represented thereby, except for manifest error or other errors.

               (iv) In no event shall the fixed annual rent under this Lease be reduced by virtue of this Section 22.01.

               (v) Upon the date of any expiration or termination of this Lease, whether the same be the date hereinabove set forth for the expiration of the term or any prior or subsequent date, a proportionate share of said additional rent for the comparative tax year during which such expiration or termination occurs shall immediately become due and payable by Tenant to Landlord, if it was not theretofore already billed and paid. Similarly, Landlord shall refund to Tenant any payments by Tenant which exceeded Tenant's proportionate share. The said proportionate share shall be based upon the length of time that this Lease shall have been in existence during such comparative tax year. Prior to or promptly after said expiration or termination, Landlord shall compute the additional rent due from Tenant, as aforesaid and Tenant shall promptly pay Landlord any amount unpaid, or Landlord shall promptly refund to Tenant any overpayment, as the case may be. If Landlord shall receive a refund of any amount of real estate taxes for any comparative tax year for which Tenant has made a payment, Landlord shall promptly pay to Tenant the Percentage of any such refund, less the Percentage of any legal fees and other expenses provided for in Section 22.01(b)(ii) to the extent the same have theretofore been paid by Tenant to Landlord. This provision shall survive the expiration of this Lease.

               (vi) Landlord's and Tenant's obligations to make the adjustments referred to in subdivision (v) above shall survive any expiration or termination of this Lease.

               (vii) Any delay or failure of Landlord in billing any tax escalation hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such tax escalation hereunder, provided, however, all claims must be made within twelve (12) months following the Lease termination date.

               (viii) Notwithstanding any language to the contrary contained in this Lease, Landlord and Tenant agree that for the purposes of this
          Section 22.01, Real Estate Taxes and Tax Escalation Payments shall be calculated without regard to any deductions, credits, abatements, or deferral of Real Estate taxes which Landlord may receive pursuant to Sections 11.256 through 11-267 of the Administrative Code of the City of New York, authorized by Title 2-D of Article 4 of the New York real Property Tax Law and any and all rules and regulations promulgated thereunder (herein collectively called the "ICIP Program").

     Section 22.02. Porter's Wage Rate. Tenant shall pay to the Landlord, as additional rent, a porter's wage rate escalation in accordance with this
Section:

          (a) For the purpose of this Section, the following definitions shall apply:

               (i) "Wage Rate" shall mean the minimum regular hourly rate of wages in effect as of January 1st of each year computed as paid over a forty hour week to Porters in Class A office buildings pursuant to an Agreement between Realty Advisory Board on Labor Relations, Incorporated, or any successor thereto, and Local 32B-32J of the

          Building Service Employees International Union, AFL-CIO, or any successor thereto; and provided, however, that if there is no such agreement in effect prescribing a wage rate for Porters, computations and payments shall thereupon be made upon the basis of the regular hourly wage rate actually payable in effect as of January 1st of each year, and provided, however, that if in any year during the term, the regular employment of Porters shall occur on days or during the hours when overtime or other premium pay rates are in effect pursuant to such Agreement, then the term "hourly rate of wages" as used herein shall be deemed to mean the average hourly rate for the hours in a calendar week during which Porters are regularly employed (e.g., if pursuant to an agreement between Realty Advisory Board and the Local the regular employment of Porters for forty hours during a calendar week is at a regular hourly wage rate of $3.00 for the first thirty hours, and premium or overtime hourly wage rate of $4.50 for the remaining ten hours, then the hourly rate of wages under this Article during such period shall be the total weekly rate of $135.00 divided by the total number of regular hours of employment, forty or $3.375). Notwithstanding the foregoing, if at any time such hourly wage rate is different for new hire and old hire Porters, then thereafter such hourly wage rate shall be based on the weighted average of the wage rates for the different classifications of Porters.

               (ii) "Base Wage Rate" shall mean the average of the Wage Rates in effect on January 1, 2000.

               (iii) The term "Porters" shall mean that classification of non-supervisory employees who devote a major portion of their time to general cleaning, maintenance and miscellaneous services essentially of a non-technical and non-mechanical nature and are the type of employees who are presently included in the classification of "Class A-Others" in the Commercial Building Agreement between the Realty Advisory Board and the aforesaid Union.

               (iv) The term "minimum regular hourly rate of wages" shall not include any payments for fringe benefits and adjustments of any kind.

               (v) The term "fringe Benefits" shall include, without limitation, holiday and vacation pay, sick pay, welfare and pension fund contributions, accident, health and welfare programs, pension plans, guaranteed pay plans and supplemental unemployment benefit plans and supplemental unemployment benefit plans and supplemental unemployment plans, training fund contributions, pay for days allowed for clinics, birthdays and other days off, and other benefit plans, payments and programs of similar or dissimilar nature, whether or not required under any applicable law, regulation or otherwise, or any other payment not characterized as minimum hourly wage.

               (vi) The term "Multiplication Factor" shall mean 11,700.

          (b) Commencing January 1, 2001, if the Wage Rate for any calendar year during the term shall be increased above the Base Wage Rate, then Tenant shall pay, as additional rent, an amount equal to the product obtained by multiplying the Multiplication Factor by 100% of the number of cents (including any fraction of a cent) by which the Wage Rate is greater than the Base Wage Rate, such payment to be made in equal one-twelfth (1/12th) monthly installments commencing with the first monthly installment of minimum rent falling due on or after the effective date of such increase in Wage Rate (payable retroactive from said effective date) and continuing thereafter until a new adjustment shall have become effective in accordance with the provisions of this Article. Landlord shall give Tenant notice of each change in Wage Rate which will be effective to create or change Tenant's obligation to pay additional rent pursuant to the provisions of this Section 22.02 and such notice shall contain Landlord's calculation in reasonable detail and certified as true by an authorized partner of Landlord or of its managing agent, of the annual rate of additional rent payable resulting from such increase in Wage Rate. Such amounts shall be prorated for any partial calendar years during the term.

          (c) Every notice given by Landlord pursuant to Section 22(b) hereof shall be conclusive and binding upon Tenant, except for manifest error or errors in computation.

          (d) The "Wage Rate" is intended to be a substitute comparative index of economic costs and does not necessarily reflect the actual costs of wages or other expenses of operating the Building. The Wage Rate shall be used whether or not the Building is a Class A office building and whether or not Porters are employed in the Building and without regard to whether such employees are members of the Union referred to in subsection (a) hereof.


     Section 22.03. Building Electricity: Tenant shall pay to Landlord, as additional rent, the Percentage of Building Electricity Costs in accordance with this Section:

          (a) Definitions: For the purpose of this Section, the following definitions shall apply:

               (i) The term "Building Electricity Costs" shall mean all monthly costs and expenses incurred or borne by Landlord with respect to all electricity purchased for the common areas of the Building.

               (ii) The term "The Percentage of Building Electricity Costs", shall mean the product of (A) the percentage 3.52% multiplied by (B) Building Electricity Costs.

          (b) For each month during the term of this Lease, Tenant, upon demand, shall pay to Landlord an amount equal to the Percentage of Building Electricity Costs. With each written demand for such payment, Landlord shall furnish to Tenant a statement as to the manner in which such Building Electricity Costs were computed and, on written request, will furnish Tenant with a copy of the information from any bill or bills paid or to be paid, which were the basis for said computation. Tenant shall make payment to Landlord of the amount billed to it in each such statement within fifteen (15) days after receiving said statement.

          (c) Building Electricity Costs shall exclude or have deducted from them electricity furnished in leased or leasable space, or space occupied by Landlord or its managing agent, if any.

          (d) The statements as to the Percentage of Building Electricity Costs furnished by Landlord as provided above shall be prepared by Landlord and any estimates or allocations needed for the computation of Building Electricity Costs shall be determined for Landlord by a reputable, independent electrical consultant selected by Landlord whose pro rata cost shall be paid by Tenant ("Landlord's electrical consultant"). The statements thus furnished to Tenant shall constitute a final determination as between Landlord and Tenant of the Building Electricity Costs for the periods represented thereby, except for manifest error or errors in calculations.

          (e) If the Commencement Date is not on the first (1st) day of a month, then the payments due hereunder for such first (1st) month of the term of this Lease shall be a proportionate share, based upon the length of time that the Lease term shall have been in existence during such first (1st) month. Upon the date of any expiration or termination of this Lease whether the same be the date hereinabove set forth for the expiration of the term or any prior or subsequent date, a proportionate share of the payments hereunder for the month during which such expiration or termination occurs shall immediately become due and payable by Tenant to Landlord, if it was not theretofore already billed and paid. The said proportionate share shall be based upon the length of time that this Lease shall have been in existence during such month. Prior to or promptly after said expiration or termination, Landlord shall compute the amount due from Tenant, as aforesaid, and notify Tenant of the amount due and Tenant shall promptly pay the amount shown to be due promptly after receipt of such notification. Alternatively, if billed and paid, Landlord shall promptly refund any payment for a period that goes beyond the term of this Lease.

          (f) Landlord's and Tenant's obligation to make the adjustments referred to in subdivision (e) above shall survive any expiration or termination of this Lease.

          (g) Any delay or failure of Landlord in billing any additional rent hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such additional rent hereunder.



                                   ARTICLE 23

                                   Electricity


     Section 23.01. Tenant shall purchase its electric energy for all Tenant's lighting and power for all of the Demised Premises, including electric energy for the operation of the HVAC unit within the Demised Premises directly from the public utility serving the Building, and shall be responsible for the payment of all bills and billings therefor. Tenant, at its own cost, shall make application with the applicable public utility company at or prior to its occupancy of the Demised Premises, for direct billing of electricity through the existing meters in the Demised Premises. Tenant, at its own cost, shall also be responsible for the installation of all additional electrical equipment that may be necessary to obtain such direct service from said public utility. Landlord will permit its electric feeders, risers and wiring serving the Demised Premises to be used by Tenant to the extent available and safely capable of being used for such purpose.

     Section 23.02. Any additional risers, feeders, electrical meters or other equipment or service proper or necessary to supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant, if in Landlord's reasonable judgment, the same are necessary and will not cause permanent damage or injury to the Building or the Demised Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or unreasonably interfere with or disturb other tenants or occupants. Rigid conduit only will be allowed.

     Section 23.03. Tenant agrees not to connect any electrical equipment of any type to the Building electric distribution system, beyond that on Tenant's approved plans for initial occupancy, other than lamps, typewriters, personal computers, copiers, fax machines, and other normal office machines which consume comparable amounts of electricity, without the Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. In no event shall Tenant use or install any fixtures, equipment or machines the use of which in conjunction with other fixtures, equipment and machines in the Demised Premises would result in an overload of the electrical circuits servicing the Demised Premises.

     Section 23.04. Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy furnished to the Demised Premises by reason of any requirement, act or omission of the public utility serving the Building with electricity or for any other reason not attributable to Landlord. Tenant shall furnish and install all lighting tubes, lamps, bulbs and ballasts required in the Demised Premises. All meters shall be delivered in working order. Tenant shall be responsible for any repair or replacement of any electric meter, panel board and all wires, wiring, feeders and risers serving the Demised Premises, at Tenant's expense, or shall pay Landlord's reasonable charges therefor on demand.

     Section 23.05. At no time shall Tenant's connected electrical load in the Demised Premises exceed five (5) watts per usable square foot, which Landlord represents to be the electrical capacity in the Demised Premises.

                                   ARTICLE 24

                                     Broker

     Tenant covenants and represents that the sole brokers who negotiated and brought about this transaction were Harper-Lawrence Inc. and Cohen Brothers Realty Corporation, and Landlord agrees to pay a commission therefor as per separate agreements. Each party agrees to hold the other harmless against any claims for a brokerage commission arising out of a breach by any such party of the representations contained in this Article.




                                   ARTICLE 25

                         Subordination and Ground Lease


     Section 25.01. This Lease is subject and subordinate to (a) the ground and underlying lease, dated December 18, 1980, between Siegel Family Associates, as Landlord, and Cohen Brothers Realty and Development Corporation, as Tenant, which was thereafter assigned by the said Tenant to the Landlord hereunder and to the rights of the landlord thereunder (the landlord under said ground and underlying lease being sometimes referred to in this Lease as the
"Overlandlord"), (b) any other ground and underlying lease, and (c) to all mortgages which are or will become a lien on Landlord's fee title and leasehold estates in the land covered by such mortgages and in the Building and improvements now or hereafter erected thereon, and to all renewals, modifications, amendments, consolidations, replacements or extensions of any of the foregoing (hereinafter collectively the "Mortgages"). This clause shall be self-operative and no further instrument of subordination shall be required. However, in confirmation of such subordination, Tenant, at any time and from time to time, shall execute promptly and within fifteen (15) days after such request any certificate and document that Landlord may request. Tenant hereby constitutes and appoints Landlord the Tenant's attorney-in-fact, as coupled with an interest, to execute any such certificate or document for and on behalf of Tenant, if not so executed and delivered within such fifteen (15) day period.

     Section 25.02.

          (a) Tenant covenants and agrees that if by reason of a default under any underlying lease (including an underlying lease through which the

     Landlord derives its leasehold estate in the Demised Premises), or any such underlying lease or under any of the Mortgages and the leasehold estate of the Landlord in the premises demised hereby is terminated, Tenant will attorn to the then holder of the reversionary interest in the premises demised by this Lease and will recognize such holder as Tenant's Landlord under this Lease, unless the lessor under such underlying lease or the holder of any such Mortgage shall, in any proceeding to terminate such underlying lease or foreclosure of such Mortgage, elects to terminate this Lease and rights of Tenant hereunder. Tenant agrees to execute and deliver, at any time and from time to time, upon the request of the Landlord of or the lessor under any such underlying lease or the holder of any such Mortgage any instrument which may be necessary or appropriate to evidence such attornment, and if not delivered to Landlord or such lessor or the holder of any such Mortgage within fifteen (15) days following Landlord's request, Tenant hereby appoints the Landlord or such lessor under such underlying lease or the holder of any such Mortgage the attorney-in-fact, irrevocable, of the Tenant to execute and deliver for and on behalf of the Tenant any such instrument. Tenant further waives the provisions of any statute or rule or law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this Lease or to surrender possession of the premises demised hereby in the event any proceeding is brought by the lessor under any underlying lease or the holder of any such Mortgage to terminate the same, and agrees that unless and until any such lessor or holder in connection with any such proceeding, shall elect to terminate this Lease and the rights of Tenant hereunder, this Lease shall not be affected in any way whatsoever by any such proceeding.

          (b) Upon its receipt of a written notice from the lessor under any underlying lease or the holder of any such Mortgage to the effect that (i) the lessor of said underlying lease or the holder of any such Mortgage is entitled to send a notice to Landlord, as tenant under said underlying lease, terminating said lease, and (ii) Tenant should pay the minimum rent and additional rent thereafter due and payable under this Lease to said lessor or holder of any such Mortgage at a place designated in such notice, Tenant shall pay such minimum rent and additional rent to said lessor under said underlying lease or holder of any such Mortgage at such designated place until such time as said lessor or holder shall notify Tenant that the Landlord is no longer in default under said underlying lease or said Mortgage and that Tenant may resume paying all minimum rent and additional rent thereafter due and payable under this Lease to Landlord. The Tenant shall have no liability to the Landlord for paying any minimum rent or additional rent to said lessor under the underlying lease or holder of such Mortgage or otherwise acting in accordance with the provisions of any notice sent to it under this paragraph and shall be relieved of its obligations to pay Landlord any minimum rent or additional rent under this Lease to the extent such payments are made to said lessor under the underlying lease or said holder of such Mortgage.

     Section 25.03. In the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease or to claim a partial or total eviction, except as a result of a condemnation or fire or other casualty, pursuant to the terms of this Lease, if any, Tenant will not exercise any such right until:

          (a) it has given written notice of such act or omission to the holder of any Mortgage and to the landlord of any ground or underlying lease, whose names and addresses shall previously have been furnished to Tenant, addressed to such holder, lessor or Landlord at the last addresses so furnished, and

          (b) a reasonable period (not to exceed the period in the ground lease or the Mortgage, as the case may be, or thirty (30) days, whichever is earlier) for remedying such act or omission shall have elapsed following such giving of notice during which such parties, or any of them, with reasonable diligence, following the giving of such notice, shall not have commenced and is or are not continuing to remedy such act or omission or to cause the same to be remedied.

     Section 25.04. If, in connection with obtaining financing for the Building, or of Landlord's interest in any ground or underlying lease, a banking, insurance or other recognized institutional lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto and its execution and delivery of such modification agreement, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's use and enjoyment of the Demised Premises.

                                   ARTICLE 26

                              Estoppel Certificate


     Each party shall at any time, and from time to time, within ten (10) days after so requested by the other execute, acknowledge and deliver to the requesting party, a statement addressed to the requesting party (a) certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (b) stating the dates to which the minimum rent and additional rent have been paid, (c) stating whether or not there exists any known default by the requesting party under this Lease, and, if so, specifying each such default, and (d) such other information as may be reasonably required by the requesting party or any mortgagee, it being intended that any such statement may be relied upon by the requesting party, by any mortgagee or prospective mortgagee of any mortgage affecting the Land and/or Building or the leasehold estate under any ground or underlying lease affecting the Land and/or Building and improvements thereon, or may be relied upon by the landlord under any such ground or underlying lease or a purchaser of Lessee's estate under any such ground or underlying lease or any interest therein, or the mortgagee of such mortgage, or by any lender of Tenant or of any permitted assignee of Tenant's interest in this Lease.



                                   ARTICLE 27

                              Waiver of Jury Trial


     Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim that may hereafter be instituted against the other on any matter whatsoever, other than those involving property damage or personal injury, arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, the use or occupancy of the Demised Premises, including any claims or injury or damage, or any emergency or other statutory remedy with respect thereto.



                                   ARTICLE 28

                              Surrender of Premises


     Section 28.01. Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender the Demised Premises in good order and condition, ordinary wear and tear and damage by fire or other casualty or the elements excepted, and shall remove all its property therefrom, except as otherwise provided in this Lease. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

     Section 28.02. In the event Tenant shall remain in possession of the Demised Premises after the expiration or other termination of the term of this Lease, such holding over shall not constitute a renewal or extension of this Lease. Landlord, may, at its option, elect to treat Tenant as one who is not removed at the end of the term, and thereupon be entitled to all of the remedies against Tenant provided by law in that situation or Landlord may elect to construe such holding over as a tenancy from month-to-month, subject to all of the terms and conditions of this Lease, except as to the duration thereof, and the minimum rent shall be due, in either of such events, at a monthly rental rate equal to two (2) times the monthly installment of minimum rent which would otherwise be payable for such month, together with any and all additional rent as would otherwise be due under this Lease.



                                   ARTICLE 29

                              Rules and Regulations


     Section 29.01. Tenant, its servants, employees, agents, visitors and licensees shall observe faithfully and comply strictly with the rules and regulations set forth in Schedule "C" attached hereto and made a part hereof, and any reasonable changes in or additions thereto. Landlord shall have the right from time to time during the term of this Lease to make reasonable changes in and additions to the rules thus set forth, provided such changes and additions are applicable to all other office tenants in the Building.

     Section 29.02. Any failure by Landlord to enforce any rules and regulations now or hereafter in effect, either against Tenant or any other tenant in the Building, shall not constitute a breach hereunder or waiver of any such rules and regulations. All such rules and regulations shall not be applied discriminately as against Tenant.

                                   ARTICLE 30

                     Successors and Assigns and Definitions


     Section 30.01. The covenants, conditions and agreements contained in this Lease shall bind and enure to the benefit of Landlord and Tenant and their respective distributees, legal representatives, successors and, except as otherwise provided herein, their assigns.

     Section 30.02. The term "Landlord" as used in this Lease, so far as the covenants and agreements on the part of Landlord are concerned shall be limited to mean and include only the owner or owners at the time in question of the tenant's estate under any ground or underlying lease and the title of Landlord covering the Land and/or the Building and improvements thereon. In the event of any assignment or assignments of such tenant's estate and title, Landlord herein named (and in case of any subsequent assignment, the then assignor) shall be automatically freed and relieved from and after the date of such assignment of all personal liability as respects the performance of any of Landlord's covenants and agreements thereafter to be performed, provided that such assignee shall be bound by and assume all of such covenants and agreement, and provided further that Tenant's security deposit is transferred and assigned to the assignee; it being intended that Landlord's covenants and agreements shall be binding on Landlord, its successors and assigns only during and in respect of their successive periods of such ownership.

     However, in any event, Landlord shall not have any personal liability or obligation by reason of any default by Landlord under any of Landlord's covenants and agreements in this Lease. In case of such default, Tenant will look only to Landlord's estate, as tenant, under such ground or underlying lease and/or its interest in the Building and all other improvements on the property, to recover any loss or damage resulting therefrom; and Tenant shall have no right to nor shall Tenant assert any claim against nor have recourse to Landlord's other property or assets to recover such loss or damage.

     Section 30.03. All pronouns or any variation thereof shall be deemed to refer to masculine, feminine or neuter, singular or plural as the identity of the person or persons may require; and if Tenant shall consist of more than one
(1) person, the obligations of such persons, as Tenant, under this Lease, shall be joint and several.

     Section 30.04. The definitions contained in Schedule D annexed hereto are hereby made a part of this Lease.

                                   ARTICLE 31

                                     Notices

     Any notice, statement, certificate, request, approval, consent or demand required or permitted to be given under this Lease shall be in writing sent by registered or certified mail, return receipt requested (or by reputable commercial overnight courier service), addressed, as the case may be, to Landlord, at 750 Lexington Avenue, New York, New York 10022, and to Tenant prior to the Commencement Date at 805 Third Avenue, 8th floor, New York, New York, 10022, and after the Commencement of Tennant's business at the Demised Premises, or to such other addresses as Landlord or Tenant respectively shall designate in the manner herein provided. Such notice, statement, certificate, request, approval, consent or demand shall be deemed to have been given on the date when mailed, as aforesaid, or on the date of delivery by overnight courier. A copy of any default notice from Landlord to Tenant shall be likewise sent to Glen S. Edelman, Esq., Mandell, Mandell, Okin & Edelman LLP, 3000 Marcus Avenue, Lake Success, New York 11042.



                                   ARTICLE 32

                           No Waiver; Entire Agreement


     Section 32.01. The specific remedies to which Landlord may resort under the provisions of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may be lawfully entitled in case of any breach or threatened breach by Tenant of any of the terms, covenants and conditions of this Lease. The failure of either Landlord or Tenant to insist upon the strict performance of any of the terms, covenants and conditions of this Lease, or to exercise any right or remedy herein contained, shall not be construed as a waiver or relinquishment for the future of such term, covenant, condition, right or remedy. A receipt by Landlord of minimum rent or additional rent with knowledge of the breach of any term, covenant or condition of this Lease shall not be deemed a waiver of such breach. This Lease may not be changed or terminated orally. In addition to the other remedies in this Lease provided, Landlord shall be entitled to restraint by injunction of the violation or attempted or threatened violation of any of the terms, covenants and conditions of this Lease or to a decree, any court having jurisdiction in the matter, compelling performance of any such terms, covenants and conditions.

     Section 32.02. No receipt of monies by Landlord from Tenant, after any re-entry or after the cancellation or termination of this Lease in any lawful manner, shall reinstate the Lease; and after the service of notice to terminate this Lease, or after commencement of any action, proceeding or other remedy, Landlord may demand, receive and collect any monies due, and apply them on account of Tenant's obligations under this Lease but without in any respect affecting such notice, action, proceeding or remedy, except that if a money judgment is being sought in any such action or proceeding, the amount of such judgment shall be reduced by such payment.

     Section 32.03. If Tenant is in arrears in the payment of minimum rent or additional rent, Tenant waives its right, if any, to designate the items in arrears against which any payments made by Tenant are to be credited and Landlord may apply any of such payments to any such items in arrears as
Landlord, in its sole discretion, shall determine, irrespective of any designation or request by Tenant as to the items against which any such payments shall be credited, provided that any such application shall not prejudice Tenant's right to dispute any particular item.

     Section 32.04. No payment by Tenant nor receipt by Landlord of a lesser amount than may be required to be paid hereunder shall be deemed to be other than on account of any such payment, nor shall any endorsement or statement on any check or any letter accompanying any check tendered as payment be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such payment due or pursue any other remedy in this Lease provided.

     Section 32.05. This Lease and the Schedules annexed hereto constitute the entire agreement between Landlord and Tenant referable to the Demised Premises, and all prior negotiations and agreements are merged herein.

     Section 32.06. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     Section 32.07 In the event either party hereunder commences an action or proceeding against the other with respect to this Lease, the prevailing party shall be entitled to recover its reasonable legal fees and expenses in connection therewith.

     Section 32.08 It is understood and agreed that this Lease is submitted to Tenant on the understanding that it shall not be considered an offer and shall not bind Landlord in any way whatsoever until (i) Tenant has duly executed and delivered duplicate originals to Landlord, and (ii) Landlord has executed and delivered one of said fully executed originals to Tenant.

                                   ARTICLE 33

                                    Captions


     The captions of Articles in this Lease are inserted only as a matter of convenience and for reference and they in no way define, limit or describe the scope of this Lease or the intent of any provision thereof.



                                   ARTICLE 34

                              Inability to Perform


     Except as otherwise provided herein (i.e. casualty clause), Tenant's obligation to pay minimum rent and additional rent and to perform all of the other terms, covenants and conditions of this Lease shall not be affected, diminished, or excused if, by reason of unavoidable delays (as hereinafter defined), Landlord fails or is unable to supply any services or make any repairs of perform any work which under this Lease Landlord has expressly agreed to supply, make or perform, and the time for the performance or observance thereof shall be extended for the period of time as Landlord shall have been so delayed.

     The words "unavoidable delays", as used in this Lease shall mean (a) the enactment of any law or issuance of any governmental order, rule or regulation
(i) prohibiting or restricting performance of work of the character required to be performed by Landlord or Tenant under this Lease, or (ii) establishing rationing or priorities in the use of materials, or (iii) restricting the use of labor, and (b) strikes, lockouts, acts of God, inability to obtain labor or materials or adequate substitutes, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the reasonable control of Landlord (other than financial inability) or Tenant's.



                                   ARTICLE 35

                         No Representations by Landlord



     Neither Landlord nor any agent or employee of Landlord has made any representation whatsoever with respect to the Demised Premises except as expressly set forth in this Lease. Tenant represents that it has made its own investigation and examination of all of the relevant data and is relying solely on its own judgment in connection therewith and in executing this Lease. Except as otherwise provided in this Lease, the taking of possession of the Demised Premises by Tenant shall be conclusive evidence that Tenant accepts said premises "as is" and that the Demised Premises and the Building were in good and satisfactory condition at such time.



                                   ARTICLE 36

                                  Rent Control


     In the event the minimum rent and/or additional rent or any part thereof provided to be paid by Tenant under the provisions of this Lease during the demised term shall become uncollectible or shall be reduced or required to be reduced or refunded by virtue of any Federal, State, County, or City law, order or regulation, or by any direction of a public officer or body pursuant to law, or the orders, rules, code or regulations of any organization or entity formed pursuant to law, Tenant shall enter into such agreement(s) and take such other steps (without additional expense or liability to Tenant) as Landlord may reasonably request and as may be legally permissible to permit Landlord to collect the maximum rents which from time to time during the continuance of such legal rent restriction may be legally permissible (and not in excess of the amounts reserved therefor under this Lease), not to exceed the minimum rent and additional rent provided herein. Upon the termination of such legal rent restriction, (a) the minimum rent and/or additional rent shall become and thereafter be payable in accordance with the amounts reserved herein for the periods following such termination, and (b) Tenant shall pay to Landlord promptly upon being billed, to the maximum extent legally permissible, an amount equal to (i) minimum rent and/or additional rent which would have been paid pursuant to this Lease but for such legal rent restriction less (ii) the rents paid by Tenant during the period such legal rent restriction was in effect.



                                   ARTICLE 37

                              Late Payment Charges

     If Tenant shall fail to pay any minimum rent or additional  rent within ten
(10) days after its due date, Tenant shall pay a late charge of $.02 for each $1.00 which remains unpaid after such period to compensate Landlord for additional expense in processing such late payment. In addition, if Tenant fails to pay any minimum rent or additional rent within fifteen (15) days after its due date, Tenant shall pay interest thereon from the date due until the date paid at the rate of one and one-half percent (1-1/2%), per month. If any check of Tenant in payment of any sum due under this Lease, including but not limited to minimum rent and additional rent, fails to clear the bank, (except for bank error) Tenant shall pay a charge of $100.00.




                                   ARTICLE 38

                                Security Deposit


     Section 38.01. Concurrently with the execution of this Lease, Tenant shall deposit with Landlord the sum of $456,300, by Letter of Credit as provided in
Section 38.02, as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. Tenant agrees that, in the event that Tenant defaults in respect of any of the terms, provisions and conditions of this Lease (including the payment of minimum rent and additional rent) beyond applicable grace periods, Landlord may notify the "Issuing Bank" (as such term is defined in Section 38.02) and thereupon receive all of the monies represented by the said Letter of Credit and use, apply, or retain the whole or any part of such proceeds, to the extent required for the payment of any rent, additional rent, or any other sum as to which Tenant is in default, or for any sum that Landlord may expend or may be required to expend by reason of Tenant's default, in respect of any of the terms, covenants and conditions of this Lease (including any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord), and Landlord shall hold the portion of such monies not applicable to Tenant's obligations as security for the future performance of Tenant's obligations under this Lease. In the event that Landlord applies or retains any portion or all of the proceeds of such Letter of Credit, Tenant shall forthwith restore the amount so applied or retained so that, at all times, the amount deposited shall be $456,300. If Tenant shall fail or refuse to make such additional deposit, Landlord shall have the same rights in law and in equity and under this Lease as it has with respect to a default by Tenant in the payment of minimum rent. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the cash security or Letter of Credit, as the case may be, shall be promptly returned to Tenant within thirty (30) days after the expiration date and after delivery of possession of the entire Demised Premises to Landlord in the condition provided in this Lease for such delivery of possession.

     Section 38.02. The letter of credit (the "Letter of Credit") shall be a clean, irrevocable and unconditional Letter of Credit issued by and drawn upon any commercial bank (the "Issuing Bank") with offices for banking purposes in the City of New York and having a net worth of not less than $500,000,000.00, which Letter of Credit shall have an initial term of not less than one year or t hereafter having a term expiring not less than ninety (90) days following the expiration of the term of this Lease, shall permit multiple drawings, shall be transferable by the beneficiary at one or more occasions at no charge to the beneficiary and otherwise be in form and content satisfactory to Landlord, be for the account of Landlord and be in the amount of $456,300. Notwithstanding the foregoing, if at any time the net worth of the Issuing Bank is less than $500,000,000.00 or its rating is downgraded from its current rating, and provided Tenant does not replace the existing Letter of Credit with a Letter of Credit meeting the criteria of Section 38.02 within the sooner of thirty (30) days following Tenant's receipt of Landlord's notice to Tenant of either of the foregoing events or the number of days remaining until the expiration date of the existing Letter of Credit, Landlord shall have the right, at any time thereafter, to draw down the entire proceeds pursuant to the terms of Section
38.01 as cash security pending the replacement of such Letter of Credit. The Letter of Credit shall provide that:

          (a) the Issuing Bank shall pay to Landlord or its duly authorized representative an amount up to the face amount of the Letter of Credit upon presentation of the Letter of Credit and a sight draft, in the amount to be drawn;

          (b) it shall be deemed automatically renewed, without amendment, for consecutive periods of one (1) year each thereafter during the term of this Lease, unless Issuing Bank sends written notice (hereinafter referred to as the Non-Renewal Notice) to Landlord by certified or registered mail, return receipt requested, not less than sixty (60) days next preceding the expiration date of the Letter of Credit that it elects not to have the Letter of Credit renewed, and it being agreed that the giving of such Non-Renewal Notice shall for the purpose of this Article 38 be deemed a default under this Lease, provided, however, there shall be no default and Landlord may not draw upon the Letter of Credit if Tenant delivers to Landlord a replacement Letter of Credit as provided in subdivision (e) below;

          (c) Landlord, for the period following the thirtieth (30th) day subsequent to its receipt of a Non-Renewal Notice and prior to the expiration date of the Letter of Credit, shall have the right, exercisable by means of sight draft, to receive the monies represented by the Letter of Credit and hold such proceeds pursuant to the terms of Section 38.01 as cash security pending the replacement of such Letter of Credit; and

          (d) upon Landlord's sale or assignment of its estate as Tenant under any ground or underlying lease, the Letter of Credit shall be transferable by Landlord, as provided in Section 38.03.

     Section 38.03. In the event Landlord's estate as tenant under any ground or underlying Lease is sold or assigned, Landlord shall have the right to transfer the cash security or the Letter of Credit then held by Landlord to the vendee or assignee, and Landlord shall thereupon be released by Tenant from all liability for the return of such cash security or Letter of Credit, provided such assignee acknowledges receipt of same. In such event, Tenant agrees to look solely to the new Landlord for the return of said cash security or Letter of Credit. It is agreed that the provisions hereof shall apply to every transfer or assignment made of the cash security or Letter of Credit to a new Landlord.

     Section 38.04. Tenant covenants that it will not assign or encumber, or attempt to assign or encumber, the monies or Letter of Credit deposited hereunder as security, and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment, or attempted encumbrance.

     Section 38.05. The use of the security, as provided in this Article, shall not be deemed or construed as a waiver of Tenant's default or as a waiver of any other rights and remedies to which Landlord may be entitled under the provisions of this Lease by reason of such default, it being intended that Landlord's rights to use the whole or any part of the security shall be in addition to but not in limitation of any such other rights and remedies; and Landlord may exercise any of such other rights and remedies independent of or in conjunction with its rights under this Article.



                                   ARTICLE 39

                             Landlord's Contribution


     Subject to the provisions of Article 5 of this Lease, Tenant agrees to perform the initial work and installations required to make the Demised Premises suitable for the conduct of Tenant's business. Tenant agrees to deliver to Landlord, for Landlord's approval, the plans and specifications for Tenant's initial work on or before June 15, 2000. Landlord agrees to contribute up to the sum of $175,500 ('Landlord's Contribution") toward the cost of such work, which shall include hard and soft costs and Landlord's fees, if any. Landlord shall pay to Tenant, from time to time, but not more often that once a month, ninety (90%) percent of the cost of the work requested by Tenant theretofore performed by the contractor, provided Tenant delivers to Landlord concurrently with its request, receipted bills of the contractor involved approved by Tenant, a certificate by Tenant's architect that such bills have been approved and the work or materials evidenced by such bills have been satisfactorily performed or delivered and a waiver of mechanic's lien signed by the contractor with respect to the amount paid as evidenced by the receipted bill, such payment to be made to Tenant within ten (10) days after receipt of Tenant's request together with the aforesaid documentation. Notwithstanding the foregoing, Tenant shall advise Landlord of the cost to be charged by any of Tenant's contractors for the work to be performed by such contractors prior to employing such contractor to perform its work. Landlord shall have the right to match the cost chargeable by such contractor(s), provided notice thereof is given to Tenant within seven (7) days after Landlord's receipt of Tenant's notice of such cost. In such event Landlord shall perform the work at such cost and within the time frame specified, the amount thereof to be applied in reduction of the amount of Landlord's Contribution. The work performed by Landlord shall be comparable to the specifications, materials and quality of the work of the contractor proposed by Tenant. Within ten (10) days after Landlord receives a certificate from Tenant's architect stating that Tenant's work (including the work, if any, performed by Landlord) has been substantially completed, that the same has been performed in compliance with all applicable Governmental Requirements and the approved plans and specifications and delivery to Landlord of the final "sign-off" letters and equipment use permits (as necessary) for all work performed from the applicable municipal authorities, Landlord shall pay to Tenant the aggregate of the ten (10%) percent sums retained by Landlord. Landlord shall have no obligation or responsibility to pay any cost exceeding the amount of Landlord's Contribution. If the amount Tenant expends for the cost exceeds the amount of Landlord's Contribution, Tenant shall be responsible for the payment to the contractors of the excess. If said amount is less than the amount of Landlord's Contribution, Landlord shall not be obligated to pay such difference to Tenant. Tenant shall indemnify and hold Landlord harmless from and against any and all claims, costs and expenses in connection with such work exceeding the amount of Landlord's Contribution.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.


                                        INTERNATIONAL PLAZA ASSOCIATES L.P.
                                        By:  750 Lexington Avenue Corporation
                                             its sole general partner

                                        By:
                                           -------------------------------------
                                           Charles Steven Cohen, President


                                        US WIRELESS DATA, INC.


                                        By:
                                           -------------------------------------
                                           Name: Dean M. Leavitt
                                           Title: CEO

                                        Tenant







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



                          CERTIFICATE OF ACKNOWLEDGMENT



STATE OF NEW YORK       )
                        :       ss.:
COUNTY OF NEW YORK      )


     On the ______ day of ______________ in the year 2000 before me, the undersigned, a Notary Public in and said State, personally appeared Charles Steven Cohen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.




                                           -------------------------------------
                                                      Notary Public




STATE OF NEW YORK       )
                        :       ss.:
COUNTY OF NEW YORK      )


     On the _____ day of ______________ in the year 2000 before me, the undersigned, a Notary Public in and said State, personally appeared Dean M. Leavitt, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.





                                           -------------------------------------
                                                      Notary Public

                                   SCHEDULE A

                                   Floor Plan

                                   SCHEDULE B

                               Description of Land



PARCEL I

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly side of East 59th Street with the westerly side of Lexington Avenue;

RUNNING THENCE northerly along the westerly side of Lexington Avenue 80 feet 5 inches;

THENCE westerly parallel with the northerly side of East 59th Street and through the center of a party wall, 65 feet;

THENCE northerly parallel with Lexington Avenue 20 feet to the center line of the block between east 59th and East 60th Streets;

THENCE easterly along the center line of the block and parallel with East 59th Street 1 foot 6 inches;

THENCE northerly parallel with Lexington Avenue 100 feet 5 inches through a party wall to the southerly side of East 60th Street to a point distant 63 feet 6 inches from the corner formed by the intersection of the southerly side of 60th Street with the westerly side of Lexington Avenue;

THENCE westerly along the southerly side of 60th Street 61 feet 6 inches;

THENCE southerly parallel with Lexington Avenue and part of the way through a party wall 100 feet 5 inches to the center line of the block between East 59th and East 60th Streets;

THENCE easterly along the center line of the block 5 feet;

THENCE southerly parallel with the westerly side of Lexington Avenue part of the way through a party wall 100 feet 5 inches to the northerly side of East 59th Street;

THENCE easterly along the northerly side of East 59th Street 120 feet to the point or place of BEGINNING.



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



PARCEL II

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of 60th Street with the westerly side of Lexington Avenue;

RUNNING THENCE westerly along the southerly side of 60th Street 63 feet 6 inches;

THENCE southerly parallel with Lexington Avenue and part of the distance through a party wall 100 feet 5 inches to the center line of the block;

THENCE westerly along said center line of the block and parallel with 60th Street 1 foot 6 inches;

THENCE southerly parallel with Lexington Avenue 20 feet;

THENCE easterly parallel with 60th Street and part of the distance through a party wall 65 feet to the westerly side of Lexington Avenue;

THENCE northerly along the westerly side of Lexington Avenue 125 feet 5 inches to the corner aforesaid, the point or place of BEGINNING.






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



                                   SCHEDULE C

                              Rules and Regulations


     1. The rights of tenants in the entrances, corridors, elevators and escalators of the Building are limited to ingress to and egress from the tenants' premises for the tenants and their employees, licensees, guests, customers and invitees, and no tenant shall use, or permit the use of, the entrances, corridors, escalators or elevators for any other purpose. No tenant shall invite to the tenant's premises, or permit the visit of, persons in such significant numbers or under such conditions as to unreasonably interfere with the use and enjoyment of any of the plazas, entrances, corridors, escalators, elevators and other facilities of the Building by other tenants. Fire exits and stairways are for emergency use only, and they shall not be used for any other purposes by the tenants, their employees, licensees or invitees. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of any of the sidewalks, plazas, entrances, corridors, escalators, elevators, fire exits or stairways of the Building. The Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities, furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally. Landlord further reserves the right, at any time, to install a message/package center in an area in the Building designated by Landlord and reasonably accessible to and for the common use of tenant's, and the tenants shall comply with the procedures for the same set forth by the Landlord.

     2. The reasonable cost of repairing any damage to the public portions of the Building or the public facilities or to any facilities used in common with other tenants, caused by a tenant or the employees, licensees or invitees of the tenant, shall be paid by such tenant.

     3. The Landlord may refuse admission to the Building outside of ordinary business hours to any person not known to the watchman in charge or not having Landlord approved identification, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Tenant's agents and visitors shall be permitted to enter and leave the building after ordinary business hours whenever appropriate arrangements have been previously made between the Landlord and the Tenant with respect thereto. Each tenant shall be responsible for all persons for whom he requests such permission and shall be liable to the Landlord for all acts of such persons. Any person whose presence in the Building at any time shall, in the judgment of the Landlord, be prejudicial to the safety, character, reputation and interests of the Building or its tenants may be denied access to the Building or may be rejected therefrom. In case of invasion, riot, public excitement or other commotion the Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building. The Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on the Landlord for the protection of any tenant against the removal of property from the premises of the tenant. The Landlord shall, in no way, be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the tenant's premises or the Building under the provisions of this rule.

     4. No tenant shall obtain or accept for use in its premises towel, barbering, boot blacking, floor polishing, lighting maintenance, cleaning or other similar services from any persons not authorized by the Landlord in writing to furnish such services, provided always that the charges for such services by persons designated by the Landlord are comparable to the industry charge. Such services shall be furnished only at such hours, in such places within the tenant's premises and under such reasonable regulations as may be fixed by the Landlord.

     5. No awnings or other projections over or around the windows shall be installed by any tenant, and only such window blinds as are supplied or permitted by the Landlord shall be used in a tenant's premises.

     6. There shall not be used in any space, or in the public halls of the Building, either by the Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

     7. All entrance doors in each tenant's premises shall be left locked when the tenant's premises are not in use. Entrance doors shall not be left open at any time. All windows in each tenant's premises if operable shall be kept closed at all times and all blinds therein above the ground floor shall be lowered when and as reasonably required because of the position of the sun, during the operation of the Building air conditioning system to cool or ventilate the tenant's premises.

     8. No noise, including the playing of any musical instruments, radio or television, which, in the judgment of the Landlord, might disturb other tenants in the Building shall be made or permitted by any tenant. Nothing shall be done or permitted in any tenant's premises, and nothing shall be brought into or kept in any tenant's premises, which would impair or interfere with any of the Building services or the proper and economic heating, cleaning or other servicing of the Building or the premises, or the use or enjoyment by any other tenant of any other premises, nor shall there be installed by any tenant any ventilating, air conditioning, electrical or other equipment of any kind which, in the judgment of the Landlord, might cause any such impairment or interference. No dangerous, flammable, combustible or explosive object or material shall be brought into the Building by any tenant or with the permission of any tenant.

     9. Tenant shall not permit any cooking or food odors emanating within the Demised Premises to seep into other portions of the Building.

     10. No acids, vapor or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them. the water and wash closets and other plumbing fixtures in or serving any tenant's premises shall not be used for any purpose other than the purpose for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

     11. No signs, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside or inside the premises or the Building without the prior written consent of the Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expense incurred by such removal to the tenant or tenants violating this rule. Notwithstanding the foregoing, subject to Landlord's consent, Tenant may install at its door entrance at the elevator back and front door Tenant's identification sign and logo. Interior signs and lettering on doors and elevators shall be inscribed, painted, or affixed for each tenant by Landlord at the expense of such tenant, (the charge not to exceed that which a reputable outside contractor would charge), and shall be of a size, color and style reasonably acceptable to Landlord. Landlord shall have the right to prohibit any advertising by any tenant which impairs the reputation of the building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     12. No additional locks or belts of any kind shall be placed upon any of the doors or windows in any tenant's premises and no lock on any door therein shall be changed or altered in any respect. Upon the termination of a tenant's lease, all keys of the tenant's premises and toilet rooms shall be delivered to the Landlord.

     13. Except as set forth on Tenant's plans delivered in connection with Tenant's initial work, no tenant shall mark, paint, drill into or in any way deface any part of the Building or the premises demised to such tenant. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, which will not be unreasonably withheld or delayed, and as Landlord may reasonably direct. No tenant shall install any resilient tile or similar floor covering in the premises demised to such tenant except in a manner approved by Landlord.




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     14. No tenant  shall use or occupy,  or permit any portion of the  premises demised to such tenant to be used or occupied, as an office for a public stenographer or typist, or as a barber or manicure shop, or as an employment bureau. No tenant or occupant shall engage or pay any employees in the Building, except those actually working for such tenant or occupant in the Building, nor advertise for laborers giving an address at the Building.

     15. No premises shall be used, or permitted to be used, at any time, as a store for the sale or display of goods, wares or merchandise of any kind, or as a restaurant, shop, booth, bootblack or other stand, or for the conduct of any business or occupation which predominantly involves direct patronage of the general public in the premises demised to such tenant, or for manufacturing or for other similar purposes.

     16. The requirements of tenants will be attended only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of the regular duties, unless under special instructions from the office of the Landlord.

     17. Each tenant shall, at its expense, provide artificial light in the premises demised to such tenant for Landlord's agents, contractors and employees while performing janitorial or other cleaning services and making repairs or alterations in said premises.

     18. The tenant's employees shall not loiter around the hallways, stairways, elevators, front, roof or any other part of the Building used in common by the occupants thereof.

     19. If the premises demised to any tenant become infested with vermin, such tenant, at its sole cost and expense, shall cause its premises to be exterminated, from time to time, to the satisfaction of Landlord and shall employ such exterminators therefor as shall be approved by Landlord, provided that costs charged by such exterminator is commercially competitive.

     20. No bicycle or other vehicle and no animals shall be allowed in the showrooms, offices, halls, corridors or any other parts of the Building.

     21. Except as currently existing in the Demised Premises or as set forth on Tenant's initial plans for its initial work, Tenant shall not, without Landlord's prior written consent, install or operate any hearing device, refrigerating or air conditioning equipment, steam or internal combustion engine, boiler, stove, machinery or mechanical devices upon the premises or carry on any mechanical or manufacturing business thereon, or use or permit to be brought into the Building flammable fluids such as gasoline, kerosene, benzene or naphtha or use any illumination other than electric lights. All




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equipment,  fixtures,  lamps and bulbs shall be compatible  with, and not exceed the capacity of the Building's electric system. No explosives, firearms, radioactive or toxic or hazardous substances or materials, or other articles deemed hazardous to life, limb or property shall be brought into the Building or the Premises.

     22. Tenant must list all furniture and fixtures to be taken from the Building upon a form approved by Landlord. Such list shall be presented at the office of the Building for approval before acceptance by the security officer or elevator operator.

     23. Tenant, its customers, invitees, licensees, agents, servants, employees and guests shall not encumber or obstruct sidewalks, entrances, passages, courts, vestibules, halls, elevators, stairways or other common areas in or about the Building.

     24. Tenant shall not allow anything to be placed against or near the glass in the partitions between the premises and the halls or corridors of the Building which shall diminish the light in the halls or corridors.

     25. Upon termination of this Lease, Tenant shall surrender all keys of the premises and of the Building and give to Landlord the explanation of the combination of all locks on safes or vault doors in the Premises.

     26. Tenant shall provide the Building Manager with keys to all locks on any doors of the premises, subject to the provisions of Article 15, the Building Manager shall be allowed admittance to the premises in the event of any emergency, fire or other casualty that may arise in other appropriate instances.

     27. Unless otherwise advised by Landlord, neither Tenant nor its employees shall undertake to regulate the radiator controls of thermostats, but Tenant may use thermostats to control the temperature in the Demised Premises. Tenant shall report to the office of the Building whenever such thermostats or radiator controls are not working properly or satisfactorily.

     28. All window treatments that are visible from the street shall be subject to Landlord's approval.

     29. Tenant assumes full responsibility for protecting its space from weather, theft, robbery and pilferage, which includes keeping doors locked and other means of entry into the premises closed and secured.

     30. Tenant shall not sell food of any kind or cook in the Building. Tenant may serve complimentary foods to its employees and agents provided that it shall first comply with all Legal Requirements.




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     31. Water in the premises shall not be wasted by Tenant or its employees by tying or wedging back the faucets of the washbowls or otherwise.

     32. All messengers shall be required to sign in and obtain a pass from either the front desk or the elevator starters. Contractors and other workmen shall use only the freight elevators for all movement within the Building.

     33. Landlord reserves the right at any time, to install a message/package center in an area in the Building designated by Landlord and reasonably accessible to and for the common use of the tenants, and tenants shall comply with the procedures for the same set forth by the Landlord.












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                                   SCHEDULE D

                                   Definitions


     (a) The term mortgage shall include an indenture of mortgage and deed of trust to a trustee to secure an issue of bonds, and the term mortgagee shall include such a trustee.

     (b) The terms include, including and such as shall each be construed as if followed by phrase "without being limited to".

     (c) The term obligations of this Lease, and words of like import, shall mean the covenants to pay rent and additional rent under this Lease and all of the other covenants and conditions contained in this Lease. Any provision in this Lease that one party or the other or both shall do or not do or shall cause or permit or not cause or permit a particular act, condition, or circumstance shall be deemed to mean that such party so covenants or both parties so covenant, as the case may be.

     (d) The term Tenant's obligations hereunder, and words of like import, and the term Landlord's obligations hereunder, and words of like import, shall mean the obligations of this Lease which are to be performed or observed by Tenant, or by Landlord, as the case may be. Reference to performance of either party's obligations under this Lease shall be construed as "performance and observance".

     (e) Reference to Tenant being or not being in default hereunder, or words of like import, shall mean that Tenant is in default after any applicable notice and expiration of any applicable cure period in the performance of one or more of Tenant's obligations hereunder, or that a condition of the character described in Section 16.01 has occurred and continues or has not occurred or does not continue, as the case may be.

     (f) Except as specifically mentioned in the Lease to the contrary, references to Landlord as having no liability to Tenant or being without liability to Tenant, shall mean that Tenant is not entitled to terminate this Lease, or to claim actual or constructive eviction, partial or total, or to receive any abatement or diminution of rent, or to be relieved in any manner of any of its other obligations hereunder, or to be compensated for loss or injury suffered or to enforce any other kind of liability whatsoever against Landlord under or with respect to this Lease or with respect to Tenant's use or occupancy of the Demised Premises.

     (g) The term laws and/or requirements of public authorities and words of like import shall mean laws and ordinances of any and all of the Federal, state, city, county and borough governments and rules, regulations, orders and/or



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directives of any or all departments, subdivisions, bureaus, agencies or offices thereof, or of any governmental, public or quasi-public authorities, having jurisdiction in the premises, and/or the direction of any public officer pursuant to law.

     (h) The term  requirements  of  insurance  bodies and words of like  import shall mean rules,  regulations,  orders and other  requirements  of the New York
Board of Fire Underwriters and/or the New York Fire Insurance Rating Organization and/or any other similar body performing the same or similar functions and having jurisdiction or cognizance of the Building and/or the Demised Premises.

     (i) The term repair shall be deemed to include restoration and replacement as may be necessary to achieve and/or maintain good working order and condition, and all such repairs shall be deemed to be performed in good and workmanlike manner and of a quality equal to or better than that which existed prior to the event requiring the repair.

     (j) Reference to termination of this Lease includes expiration or earlier termination of the term of this Lease or cancellation of this Lease pursuant to any of provisions of this Lease or to law. Upon a termination of this Lease, the term and estate granted by this Lease shall end at noon of the date of termination as if such date were the date of expiration of the term of this Lease and neither party shall have any further obligation or liability to the other after such termination (i) except as shall be expressly provided for in this Lease, or (ii) except for such obligation as by its nature or under the circumstances can only be, or by the provisions of this Lease, may be, performed after such termination, and, in any event, unless expressly otherwise provided in this Lease, any liability for a payment which shall have accrued to or with respect to any period ending at the time of termination shall survive the termination of this Lease.

     (k) The term in full force and effect when herein used in reference to this Lease as a condition to the existence or exercise of a right on the part of Tenant shall be construed in each instance as including the further condition that at the time in question no default on the part of Tenant exists, and no event has occurred which has continued to exist for such period of time (after the notice, if any, required by this Lease), as would entitle Landlord to terminate this Lease or to dispossess Tenant.

     (l) The term Tenant shall mean Tenant herein named or any assignee or other successor in interest (immediate or remote) of Tenant herein named, while such Tenant or such assignee or other successor in interest, as the case may be, is in possession of the Demised Premises as owner of the Tenant's estate and interest granted by this Lease and also.




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     (m) Words and phrases used in the  singular  shall be deemed to include the plural and vice versa, and nouns and pronouns used in any particular gender shall be deemed to include any other gender.

     (n) The rule of ejusdem generis shall not be applicable to limit a general statement following or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned.

     (o) All references in this Lease to numbered Articles, numbered Sections and lettered Schedules are references to Articles and Sections of this Lease, and Schedules annexed to (and thereby made part of) this Lease, as the case may be, unless expressly otherwise designated in the context.




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                                   SCHEDULE E

                             Cleaning Specification

                                       for

                              750 Lexington Avenue
                             New York City, New York


Landlord will perform cleaning services in the Demised Premises and related areas as follows:

NIGHTLY

                  Empty and wipe clean all ash trays.

                  Empty and wipe clean all waste receptacles.

                  Wipe clean all areas within hand high reach; including but not limited to window sills, wall ledgers, chairs, desks, tables, baseboards, file cabinets, convector enclosures, pictures and all manner of office furniture.

                  Wipe clean all glass top desks and tables.

                  Sweep with treated cloths all composition tile flooring.

                  Carpet sweep all carpeted areas, and vacuum clean weekly.


COMMON AREA LAVATORIES (Nightly or as otherwise designated)

                  Wash and dry all bowls, seats urinals, washbasins and mirrors.

                  Wash and wipe dry all metal work.

                  Empty paper towel and sanitary napkin disposal receptacles and remove to designated area.

                  Insert  toilet  tissue,   toweling  and  soap  in  dispensers;
                  supplies to be furnished by Tenant.

                  Sweep and wash floors.



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                  Wipe clean all sills, partitions and ledges.

                  Wipe clean exterior of waste cans and dispensing units.

                  Wash both partitions monthly.

                  Wash tile walls monthly.

                  Wash and dry interior of waste cans and sanitary disposal containers weekly. Machine scrub flooring monthly.

                  Dust exterior of light fixtures monthly.


FLOOR MAINTENANCE

                           High dusting public areas


                           High dust all walls, ledges, pictures, anemostats, registers, grilles, etc., not reached in normal nightly cleaning quarterly.


WINDOW CLEANING SERVICES


                  Clean all exterior windows, inside and out periodically during the year, as Landlord deems necessary.


RUBBISH REMOVAL SERVICES

                  Remove all dry normal office rubbish and paper from the office premises only, Monday through Friday, holidays excepted.





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